As filed with the Securities and Exchange Commission
                               on April 28, 1998

                                           Registration  Nos. 333-32723
                                                              811-08321
==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                             ____________________

                                   FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]
          Pre-Effective Amendment No.                                  [ ]
          Post-Effective Amendment No. 1                               [X]

                                    and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]
          Amendment No. 2                                              [X]

                       (Check appropriate box or boxes.)

                       INVESTORS MARK SERIES FUND, INC.
               _________________________________________________
              (Exact name of registrant as specified in charter)

     700  Karnes  Boulevard
     Kansas  City,  Missouri                                          64108
     ________________________________________                       __________
     (Address  of  Principal  Executive  Offices)                   (Zip Code)

Registrant's  Telephone  Number,  Including  Area  Code      (816)  753-8000

                             David A. Gates, Esq.
                             700 Karnes Boulevard
                          Kansas City, Missouri 64108

                    (Name and Address of Agent For Service)

                                  Copies to:

Raymond  A.  O'Hara  III,  Esq.                and to     David A. Gates, Esq.
Blazzard,  Grodd  &  Hasenauer,  P.C.                     700 Karnes Boulevard
P.O.  Box  5108                                          Kansas City, MO 64108
Westport,  CT  06881                                            (816) 751-5441
(203)  226-7866

It is proposed that this filing will become effective:

    _____ immediately upon filing pursuant to paragraph (b)
    __X__ on May 1, 1998 pursuant to paragraph (b)
    _____ 60 days after filing pursuant to paragraph (a)(1)
    _____ on (date) pursuant to paragraph (a)(1)
    _____ 75 days after filing pursuant to paragraph (a)(2)
    _____ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

    _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Investment Company Shares


                        INVESTORS MARK SERIES FUND, INC.

                              CROSS REFERENCE SHEET
                          (as required by Rule 404 (c))

          PART A
N-1A
--------
Item No.                                         Location
--------                                         -----------------------------

1.        Cover Page                             Cover Page

2.        Synopsis.                              Summary; Expense Summary

3.        Condensed Financial Information        Financial Highlights

4.        General Description of Registrant      Investment Objectives and
                                                 Policies of the Portfolios;
                                                 Common Types of Securities
                                                 and Management Practices;
                                                 Investment Risks; Investment
                                                 Restrictions; General
                                                 Information--The Fund

5.        Management of the Fund                 Management of the Fund;
                                                 General Information--The
                                                 Transfer Agent; General
                                                 Information - The Distributor

6.        Capital Stock and Other Securities     General Information--
                                                 Voting Rights; Tax Status,
                                                 Dividends and
                                                 Distributions

7.        Purchase of Securities Being Offered.  Purchases and Redemptions;
                                                 Net Asset Value

8.        Redemption or Repurchase               Purchases and Redemptions;
                                                 Net Asset Value

9.        Pending Legal Proceedings              Not Applicable

          PART B

10.       Cover Page                             Cover Page

11.       Table of Contents                      Table of Contents

12.       General Information and History        General Information and
                                                 History

13.       Investment Objectives and Policies     Investment Objectives and
                                                 Policies; Investment
                                                 Restrictions; Description
                                                 of Shares


14.       Management of the Fund                 Directors and Officers of
                                                 the Fund


15.       Control Persons and Principal Holders  Directors and Officers of
          of Securities                          the Fund

16.       Investment Advisory and Other          The Adviser; Sub-Advisers
          Services.


17.       Brokerage Allocation and Other         Portfolio Transactions
          Practices

18.       Capital Stock and Other Securities     Description of Shares

19.       Purchase, Redemption and Pricing of    Purchase and Redemption of
          Securities Being Offered               Shares; Determination of Net
                                                 Asset Value

20.       Tax Status                             Taxes

21.       Underwriters                           Not Applicable

22.       Calculation of Performance Data        Performance Information

23.       Financial Statements                   Financial Statements



                                     PART C


Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.



                                     PART A

                        INVESTORS MARK SERIES FUND, INC.

                          PROSPECTUS DATED MAY 1, 1998

     Investors Mark Series Fund, Inc. (the "Fund") is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized ten series.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. The Fund's shares are offered only to (a) insurance companies ("Participating Insurance Companies") to fund benefits under their variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies")and (b) tax- qualified pension and retirement plans ("Qualified Plans"), including participant-directed Qualified Plans which elect to make the Portfolios available as investment options for Qualified Plan Participants.

     Please read this Prospectus carefully and retain it for future reference. This Prospectus should be read in conjunction with the prospectuses issued by the Participating Insurance Companies for the VA Contracts and VLI Policies that accompany this Prospectus or with the Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors. Additional information about the Fund and the Portfolios is contained in a Statement of Additional Information ("SAI") which has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling the Fund at 1-888-262-8131. The SAI, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus. The Securities and Exchange Commission maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund.

     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

     PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. THE BALANCED PORTFOLIO WILL INVEST UP TO 75% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS", THAT ENTAIL GREATER RISKS INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

     LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE AVAILABLE AND ARE BEING OFFERED EXCLUSIVELY (i) AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS AND (ii) TO TAX-QUALIFIED PENSION AND RETIREMENT PLANS.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                         -------
  SUMMARY..............................................................
  EXPENSE SUMMARY......................................................
  FINANCIAL HIGHLIGHTS.................................................
  INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.................
  COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES..................
  OTHER RISKS..........................................................
  INVESTMENT RISKS.....................................................
  INVESTMENT RESTRICTIONS..............................................
  PORTFOLIO TURNOVER...................................................
  MANAGEMENT OF THE FUND...............................................
  PERFORMANCE ADVERTISING..............................................
  PURCHASES AND REDEMPTIONS............................................
  NET ASSET VALUE......................................................
  TAX STATUS, DIVIDENDS AND DISTRIBUTIONS..............................
  GENERAL INFORMATION..................................................

                                    SUMMARY

THE FUND

     The Fund is an open-end management investment company which currently offers shares of nine of its ten Portfolios as follows: the Balanced Portfolio, the Global Fixed Income Portfolio, the Growth & Income Portfolio, the Intermediate Fixed Income Portfolio, the Large Cap Value Portfolio, the Large Cap Growth Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio and the Small Cap Equity Portfolio. Shares of the International Equity Portfolio are not currently offered for sale. Each of the Portfolios has distinct investment objectives and policies. See "Investment Objectives and Policies." Additional Portfolios may be added to the Fund in the future. This Prospectus will be supplemented or amended to reflect the addition of any new Portfolios.

     This summary, which provides basic information about the Portfolios and the Fund, is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the SAI.

INVESTMENT ADVISER AND SUB-ADVISERS

     Subject to the authority of the Board of Directors of the Fund, Investors Mark Advisors, LLC (the "Adviser") serves as the Fund's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Sub-Advisers for each of the Portfolios to make investment decisions and place orders. The Sub-Advisers for the Portfolios are as follows:

SUB-ADVISER                                           NAME OF PORTFOLIO
- ----------------------------------------   ----------------------------------------
Standish, Ayer & Wood, Inc..............   Intermediate Fixed Income
                                           Mid Cap Equity
                                           Money Market
Standish International Management
 Company, L.P...........................   Global Fixed Income
Stein Roe & Farnham, Incorporated.......   Small Cap Equity
                                           Large Cap Growth
David L. Babson & Co., Inc..............   Large Cap Value
Lord, Abbett & Co.......................   Growth & Income
Kornitzer Capital Management, Inc.......   Balanced
BBOI Worldwide LLC......................   International Equity

     For additional information concerning the Adviser and the Sub-Advisers, including a description of advisory and sub-advisory fees, see "Management of the Fund."

THE PORTFOLIOS

     BALANCED PORTFOLIO. The Portfolio seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the Portfolio's investment in common stocks and secondarily by the Portfolio's investment in convertible bonds and convertible preferred stocks. High current income is intended to be achieved by the Portfolio's investment in corporate bonds, government bonds, convertible bonds, preferred stocks and convertible preferred stocks. THE PORTFOLIO WILL INVEST UP TO 75% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER-RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING.

     GLOBAL FIXED INCOME PORTFOLIO. The investment objective of the Portfolio is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States.

     GROWTH & INCOME PORTFOLIO. The investment objective of the Portfolio is long-term growth of capital and income without excessive fluctuation in market value. The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies in sound financial condition, which common stocks are expected to show above-average price appreciation.

     INTERMEDIATE FIXED INCOME PORTFOLIO. The investment objective of this Portfolio is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal. Under normal market conditions, substantially all, and at least 65%, of the Portfolio's total assets will be invested in investment grade fixed income securities.

     INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. The Portfolio intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Portfolio's total assets invested in the securities of companies located in at least five countries, not including the United States.

     LARGE CAP VALUE PORTFOLIO. The Portfolio seeks long-term growth of capital and income by investing in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. The Portfolio may be considered "contrarian" in nature in that its investments will typically include shares of companies that are relatively unpopular and out-of-favor with general investors.

     LARGE CAP GROWTH PORTFOLIO. The Portfolio seeks long-term capital appreciation. The Portfolio will normally invest at least 65% of its total assets in common stocks and other equity-type securities that the Portfolio's Sub-Adviser believes to have long-term appreciation possibilities.

     MID CAP EQUITY PORTFOLIO. The investment objective of the Portfolio is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued. Under normal circumstances, at least 80% of the Portfolio's total assets will be invested in equity and equity-related securities.

     MONEY MARKET PORTFOLIO. The investment objective of the Portfolio is to obtain the highest level of current income that is consistent with the preservation of capital and maintenance of liquidity. The Portfolio will invest primarily in high-quality, short-term money market instruments. AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

     SMALL CAP EQUITY PORTFOLIO. The Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies that the Sub-Adviser believes represent special opportunities. It emphasizes investments in financially strong small and medium-sized companies, based principally on appraisal of their management and stock valuations.

     The investment objectives, policies and practices of the Portfolios are not fundamental and may be changed by the Board of Directors without the approval of a majority of the outstanding shares of each Portfolio. Certain investment restrictions are fundamental and may not be changed without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS

     Each Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate. Certain Portfolios may invest in stocks and convertible securities that may be traded in the over-the-counter market. Some of these securities may not be as liquid as exchange-listed stocks. In addition, certain Portfolios may invest in the securities of small capitalization companies which may experience greater price volatility than investment companies that invest primarily in more established, larger capitalized companies.

     When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. Certain Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs. See "Investment Risks."

PURCHASES AND REDEMPTIONS

     Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies or through Qualified Plans, including participant-directed Qualified Plans which elect to make the Portfolios available as investment options for Qualified Plan Participants. See "Purchases and Redemptions."

                                EXPENSE SUMMARY

     The purpose of this section is to provide you with information about the expenses of the various Portfolios.

                                                                   GLOBAL
                              INTERMEDIATE   MID CAP     MONEY      FIXED    SMALL CAP  LARGE CAP  LARGE CAP  GROWTH &
   SHAREHOLDER TRANSACTION    FIXED INCOME   EQUITY     MARKET     INCOME     EQUITY     GROWTH      VALUE     INCOME    BALANCED
   EXPENSES                    PORTFOLIO    PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
   -------------------------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Sales Load Imposed on
    Purchases...............         None       None       None      None        None       None       None       None       None
   Sales Load Imposed on
    Reinvested Dividends....         None       None       None      None        None       None       None       None       None
   Deferred Sales Load......         None       None       None      None        None       None       None       None       None
   Redemption Fees..........         None       None       None      None        None       None       None       None       None
   Exchange Fees............         None       None       None      None        None       None       None       None       None

   ANNUAL OPERATING EXPENSES
    (as a percentage of
    average net assets after
    applicable expense
    reimbursements)

   Advisory Fees............         .60%       .80%       .40%      .75%        .95%       .80%       .80%       .80%       .80%
   12b-1 Fees...............         None       None       None      None        None       None       None       None       None
   Other Expenses (after
    expense
    reimbursement)..........         .20%       .10%       .10%      .25%        .10%       .10%       .10%       .10%       .10%
   Total Operating Expenses
    (after expense
    reimbursement)..........         .80%       .90%       .50%     1.00%       1.05%       .90%       .90%       .90%       .90%
   Estimated Total Operating
    Expenses without
    reimbursement by
    Adviser.................        2.04%      1.10%      1.15%     2.04%       1.25%      1.02%      1.02%      1.10%      1.10%


                                INTERNATIONAL
   SHAREHOLDER TRANSACTION          EQUITY
   EXPENSES                        PORTFOLIO
   ------------------------     -------------
   Sales Load Imposed on
   Purchases..................        None
   Sales Load Imposed on
   Reinvested Dividends.......        None
   Deferred Sales Load.........       None
   Redemption Fees.............       None
   Exchange Fees...............       None

   ANNUAL OPERATING EXPENSES
   (as a percentage of
   average net assets after
   applicable expense
   reimbursements)

   Advisory Fees..........             __%
   12b-1 Fees.............            None
   Other Expenses (after
   expense
   reimbursement)........             __%
   Total Operating Expenses
    (after expense
    reimbursement)........           1.20%
   Estimated Total Operating
    Expenses without
    reimbursement by
    Adviser...............             __%

     The Adviser has voluntarily agreed to assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolios to the percentages shown above. This expense limitation may be modified or terminated in the discretion of the Adviser at any time without notice to shareholders after April 30, 1999. Total Operating Expenses include, but are not limited to, expenses such as investment advisory fees, custodian fees, transfer agent fees, audit fees and legal fees. Such possible assumptions of Other Expenses by the Adviser are subject to a possible reimbursement by the Portfolios in future years if such reimbursement can be achieved within the foregoing annual expense limits. The Sub-Advisers have voluntarily agreed to waive their fees for a period of time to assist the Adviser in subsidizing Other Expenses.

EXAMPLE

   An investor in a Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period.

                                                                           1 YEAR    3 YEARS
                                                                           -------   -------
   Intermediate Fixed Income.............................................  $  8.37   $ 26.16
   Mid Cap Equity........................................................  $  9.41   $ 29.38
   Money Market..........................................................  $  5.24   $ 16.42
   Global Fixed Income...................................................  $ 10.45   $ 32.60
   Small Cap Equity......................................................  $ 10.97   $ 34.20
   Large Cap Growth......................................................  $  9.41   $ 29.38
   Large Cap Value.......................................................  $  9.41   $ 29.38
   Growth & Income.......................................................  $  9.41   $ 29.38
   Balanced..............................................................  $  9.41   $ 29.38
   International Equity..................................................  $ ______  $ ______

     The example is based upon estimated Total Operating Expenses for the Portfolios, as set forth in the "Annual Operating Expenses" table above and reflects the expense reimbursement arrangement in effect. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY
BE GREATER OR LESS THAN THOSE SHOWN. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VA CONTRACTS, VLI POLICIES OR QUALIFIED PLANS. SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE QUALIFIED PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY QUALIFIED PLAN SPONSORS. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolios. See "The Adviser" and "The Sub-Advisers".

Financial Highlights

The following financial highlights as of December 31, 1997 and for the period from November 13, 1997 to December 31, 1997, have been derived from audited financial statements of Investors Mark Series Fund, Inc. and should be read in conjunction with the financial statements of the Fund and the report of Ernst &
Young LLP,  independent  auditors,  appearing  in the  December 31, 1997 Annual
Report which is incorporated in the Fund's SAI. Additional information about the performance of the Fund's Portfolios is contained in the Annual Report which can be obtained without charge by calling the Fund at 1-888-262-8131.

Condensed data for a share of capital stock outstanding throughout the period from November 13, 1997 (commencement) to December 31, 1997.

                                                       Large Cap          Large Cap          Mid Cap            Small Cap
                                                         Value              Growth            Equity             Equity

Net asset value, beginning of period                    $ 10.00          $ 10.00           $ 10.00              $ 10.00
                                                        -------          -------          --------              -------
Income from investment operations:
  Net investment income                                  0.0291           0.0046            0.0185               0.0037
  Net gains or (losses) on securities (both
   realized and unrealized)                            (0.3141)           0.7054            0.4882             (0.2837)
                                                       --------           ------            ------             --------
Total from investment operations                       (0.2850)           0.7100            0.5067             (0.2800)
                                                       --------           ------            ------             --------
Less distributions:

  Dividends from net investment income                 (0.0250)              ---          (0.0167)                  ---
                                                       --------              ---          --------                  ---
Total distributions                                    (0.0250)              ---          (0.0167)                  ---
                                                       --------              ---          --------                  ---
Net asset value, end of period                          $  9.69          $ 10.71           $ 10.49               $ 9.72
                                                        =======          =======           =======               ======
Total Return                                            (2.86%)            7.10%             5.07%              (2.80%)
Ratios/Supplemental Data
Net assets, end of period (in millions)                   $ 2.4            $ 2.2              $2.1                 $2.0
Ratio of expenses to average net assets                   0.90%            0.90%             0.90%                1.05%

Ratio of net investment income (loss) to average
 net assets                                               2.21%            0.33%             1.34%                0.29%
Ratio of expenses to average net assets before
 voluntary expense reimbursement                          2.78%            3.19%             3.40%                3.49%
Ratio of net investment income to average net
 assets before voluntary expense reimbursement            0.33%          (1.96%)           (1.16%)              (2.15%)
Portfolio turnover rate                                     ---              ---            13.11%                8.35%
Average commission paid per equity share traded         $0.0576          $0.1115           $0.0219              $0.0842
Performance ratios are annualized, except total return.


                                                                                                        Global
                                                            Growth &                  Intermediate       Fixed         Money
                                                             Income       Balanced    Fixed Income      Income         Market

Net asset value, beginning of period                          $ 10.00      $ 10.00         $ 10.00      $ 10.00          $ 1.00
                                                              -------      -------         -------      -------          ------
Income from investment operations:
  Net investment income                                        0.0204       0.0627          0.0728       0.0887          0.0071
  Net gains or (losses) on securities (both
   realized and unrealized)                                    0.4046     (0.0447)          0.0542       0.0813             ---
                                                               ------     --------          ------       ------          ------
Total from investment operations                               0.4250       0.0180          0.1270       0.1700          0.0071
                                                               ------       ------          ------       ------          ------
Less distributions:

  Dividends from net investment income                       (0.0150)     (0.0580)        (0.0670)     (0.0800)        (0.0071)
                                                             --------     --------        --------     --------        --------
Total distributions                                          (0.0150)     (0.0580)        (0.0670)     (0.0800)        (0.0071)
                                                             --------     --------        --------     --------        --------
Net asset value, end of period                                $ 10.41       $ 9.96         $ 10.06     $  10.09         $  1.00
                                                              =======       ======         =======     ========         =======
Total Return                                                    4.25%        0.18%           1.27%        1.70%           0.71%
Ratios/Supplemental Data
Net assets, end of period (in millions)                        $  2.1        $ 2.5           $ 2.0        $ 5.1           $ 1.0
Ratio of expenses to average net assets                         0.90%        0.90%           0.80%        1.00%           0.50%
Ratio of net investment income (loss) to
 average net assets                                             1.50%        4.78%           5.40%        5.29%           5.26%
Ratio of expenses to average net assets
 before voluntary expense reimbursement                         3.19%        2.78%           3.09%        2.28%           4.90%
Ratio of net investment income to average net
 assets before voluntary expense reimbursement                (0.79%)        2.90%           3.11%        4.01%           0.86%
Portfolio turnover rate                                           ---          ---          39.21%       25.39%             ---
Average commission paid per equity share
 traded                                                       $0.0694      $0.0502             N/A          N/A             N/A
Performance ratios are annualized, except total return.




              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

     Each Portfolio of the Fund has a different investment objective or objectives which it pursues through separate investment policies as described below. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. An investment in a single Portfolio should not be considered a complete investment program. The investment objective(s) and policies of each Portfolio are non-fundamental and may be changed by the Directors of the Fund without a vote of the shareholders. Such changes may result in a Portfolio having an investment objective(s) which differs from that which an investor may have considered at the time of investment. There is no assurance that any Portfolio will achieve its objective(s). United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolios intend to comply with the requirements of these Regulations.

     In order to comply with regulations which may be issued by the U.S. Treasury, the Fund may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Fund will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

     Except as otherwise noted herein, if the securities rating of a debt security held by a Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Adviser or Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

     In implementing its investment objectives and policies, each Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to each Portfolio's investment policies (except for the Small Cap Equity Portfolio), use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is also contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA, Ltd. and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Fund reserves authority to invest in or implement them to the extent consistent with the investment objectives and policies of each Portfolio. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

     For a complete description of permissible investments for the Portfolios and for a discussion of risk factors in connection with such investments, see "Common Types of Securities and Management Practices" and "Investment Risks."

BALANCED PORTFOLIO

     The Balanced Portfolio seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the Portfolio's investment in common stocks and secondarily by the Portfolio's investment in convertible bonds and convertible preferred stocks. High current income is intended to be achieved by the Portfolio's investment in corporate bonds, government bonds, mortgage-backed securities, convertible bonds, preferred stocks and convertible preferred stocks.

     The Portfolio will normally invest in a broad array of securities, diversified not only in terms of companies and industries, but also in terms of types of securities. The types of securities include common stocks, preferred stocks, convertible bonds, convertible preferred stocks, corporate bonds and government bonds. It is expected that the majority of common stocks purchased by the Portfolio will be mid to large capitalization companies with most, if not all, listed on the New York Stock Exchange. Mid to large capitalization stocks are considered to be those with capitalization in excess of $1 billion.

     It is not the Sub-Adviser's intention to make wide use of NASDAQ traded, smaller capitalization common stocks. Smaller capitalization stocks are considered to be those with capitalization of less than $1 billion. The Portfolio may invest up to 75% of its assets in corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Sub-Adviser expects that from time-to-time these securities may be rated below investment grade (BBB) by the major rating agencies. The Sub-Adviser believes this policy is justified given the Sub-Adviser's view that these securities from time-to-time offer superior value and the Sub-Adviser's experience and substantial in-house credit research capabilities with higher yielding securities.

     Securities rated Baa or higher by Moody's or BBB or higher by S&P are classified as investment grade securities. Although securities rated Baa by Moody's and BBB by S&P have speculative characteristics, they are considered to be investment grade. Such securities carry a lower degree of risk than lower rated securities. (See "Investment Risks--Risk Factors Applicable to High Yielding High Risk Debt Securities.")

     Securities rated below Baa by Moody's or BBB by S&P are commonly known as "junk bonds" and are considered to be high risk. Yields on such bonds will fluctuate over time, and achievement of the Portfolio's investment objective may be more dependent on the Portfolio's own credit analysis than is the case for higher rated bonds. (See "Investment Risks--Risk Factors Applicable to High Yielding High Risk Debt Securities.")

     The Portfolio may invest in junk bonds. Up to 20% of the Portfolio's assets may be invested in debt securities which are rated less than B or unrated.

     The Portfolio will not invest in securities that, at the time of initial investment, are rated less than B by Moody's or S&P. Securities that are subsequently downgraded in quality below B may continue to be held by the Portfolio, and will be sold only if the Sub-Adviser believes it would be advantageous to do so. In addition, the credit quality of unrated securities purchased by the Portfolio must be, in the opinion of the Sub-Adviser, at least equivalent to a B rating by Moody's or S&P.

     Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. (See "Investment Risks--Risk Factors Applicable to High Yielding High Risk Debt Securities.") The proportion of the Portfolio invested in each type of security is expected to change over time in accordance with the Sub-Adviser's interpretation of economic conditions and underlying security values. However, it is expected that a minimum of 25% of the Portfolio's total assets will always be invested in fixed income senior securities and that a minimum of 25% of its total assets will always be invested in equity securities. When, in the Sub-Adviser's judgment, market conditions warrant substantial temporary investments in high-quality money market securities, the Portfolio may do so.

     The Portfolio is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Portfolio in return for a premium gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. (See "Investment Risks--Covered Call Options.")

     Covered call options serve as a partial hedge against the price of the underlying security declining.

     Investments in money market securities shall include government securities, commercial paper, bank certificates of deposit and repurchase agreements collateralized by government securities. Investment in commercial paper is restricted to companies rated in the top two rating categories by Moody's and S&P.

     The Portfolio may also invest in issues of the United States treasury or a United States government agency subject to repurchase agreements. The use of repurchase agreements by the Portfolio involves certain risks. For a discussion of these risks, see "Investment Risks--Repurchase Agreements."

GLOBAL FIXED INCOME PORTFOLIO

     The Portfolio's investment objective is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

     Under normal market conditions, the Portfolio invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States.

     Under normal market conditions, the Portfolio's assets are invested in securities of issuers located in at least three different countries, one of which may be the United States. The Portfolio intends, however, to invest in no fewer than eight foreign countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. The Portfolio may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

     The Portfolio will be an actively managed non-diversified portfolio consisting primarily of fixed income securities denominated in foreign currencies and the U.S. dollar. In pursuing the Portfolio's investment strategy, the Sub-Adviser seeks to add value to the Portfolio by selecting undervalued investments, rather than by varying the average maturity of a Portfolio to reflect interest rate forecasts. The Sub-Adviser utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. The Sub-Adviser emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets.

     The Portfolio may invest in all types of fixed income securities including bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks (including convertible preferred stock), listed and unlisted warrants and money market instruments. These fixed income securities may be issued by foreign and U.S. corporations or entities, foreign governments and their political subdivisions, the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies.

     The Portfolio purchases securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. The Portfolio may enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities, may buy securities on a when-issued or delayed delivery basis, may engage in short sales and may lend portfolio securities. The Portfolio may enter into various forward foreign currency exchange transactions and foreign currency futures transactions and utilize over-the-counter ("OTC") options to seek to manage the Portfolio's foreign currency exposure.

     The  Portfolio   invests   primarily  in  investment   grade  fixed  income
securities, i.e., securities rated at the time of purchase at least Baa by Moody's or BBB by S&P, Duff, Fitch or IBCA, Ltd., or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the Sub-Adviser uses the highest rating to compute the Portfolio's credit quality and also to determine its rating category. In determining whether unrated securities are of equivalent credit quality, the Sub-Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. If the rating of a security held by the Portfolio is downgraded below the minimum rating required for the Portfolio, the Sub-Adviser will determine whether to retain that security in the Portfolio.

     Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by S&P, Duff, Fitch or
IBCA) are generally regarded as high grade obligations. Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by S&P, Duff, Fitch or IBCA are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. If a non-investment grade fixed income security presents special opportunities for the Portfolio, the Portfolio may invest up to 15% of its total assets in securities rated Ba by Moody's or BB by S&P, Duff, Fitch or IBCA, or, if not rated, judged by the Sub-Adviser to be of equivalent credit quality. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than investment grade securities and are considered speculative by the rating agencies. (See
"Investment Risks--Risk Factors Applicable to High Yielding High Risk Debt Securities.") The Sub-Adviser attempts to select for the Portfolio those medium grade and non-investment grade fixed income securities that have the potential for upgrade. The average dollar weighted credit quality of the Portfolio is expected to be in a range of Aa to A according to Moody's or AA to A according to S&P, Duff, Fitch or IBCA.

GROWTH & INCOME PORTFOLIO

     The investment objective of the Growth & Income Portfolio is long-term growth of capital and income without excessive fluctuation in market value.

     The Fund intends to keep the Portfolio's assets invested in those securities which are selling at reasonable prices in relation to value and, in doing so, it may have to forego some opportunities for gains when, in the Fund's judgment, they carry excessive risk.

     The Portfolio will try to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.

     The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies in sound financial condition, which common stocks are expected to show above-average price appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

     The Portfolio constantly seeks to balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. The Portfolio will take a flexible approach and make adjustments to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell stocks that are judged to be overpriced and reinvest the proceeds in other securities which are believed to offer better values.

     The Portfolio also has the authority to pursue a number of investment policies and techniques, which it intends to use to reduce portfolio risk and volatility. The policies and techniques each involve risk when used independently and there can be no assurance that any particular policy or technique will have the intended effect on the Portfolio. It is currently intended that the Portfolio will invest no more than 5% of its net assets in:
(1) repurchase agreements; (2) rights and warrants to purchase securities (including warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided that such warrants will not exceed 2% of the Portfolio's net assets); and (3) call options on securities the Portfolio owns (i.e., covered call options).

     In addition, the Portfolio may invest in shares of closed-end investment companies if bought in primary or secondary offerings with a fee or commission no greater than the customary broker's commission and may seek to earn income by lending its portfolio securities on a fully collateralized basis, subject to applicable regulatory requirements. In both cases, it is currently intended that these policies will not involve more than 5% of the Portfolio's net assets.

     The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Portfolio may invest in straight bonds and other fixed-income securities. When the Fund believes that the Portfolio should assume a temporary defensive position because of unfavorable investment conditions, the Portfolio may temporarily hold its assets in cash and short-term money market instruments.

INTERMEDIATE FIXED INCOME PORTFOLIO

     The Portfolio's investment objective is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal.

     Under normal market conditions, substantially all, and at least 65%, of the Portfolio's assets are invested in investment grade fixed income securities. The Portfolio may invest up to 20% of its total assets in fixed income securities of foreign corporations and foreign governments and their political subdivisions, including securities of issuers located in emerging markets. No more than 10% of the Portfolio's total assets will be invested in foreign securities not subject to currency hedging transactions back into U.S. dollars. The Portfolio may also engage in short selling. See "Common Types of Securities and Management Practices" and "Investment Risks" for additional information.

     The Portfolio will be an actively managed diversified portfolio consisting primarily of fixed income securities.

     The Sub-Adviser's primary investment management and research focus is at the security and industry/ sector level. The Sub-Adviser seeks to add value to the Portfolio by selecting undervalued investments, rather than by varying the average maturity of the Portfolio to reflect interest rate forecasts. The Sub-Adviser utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return.

     Fixed income securities in which the Portfolio invests include bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks and money market instruments. These fixed income securities may be issued by U.S. and foreign corporations or entities, U.S. and foreign banks, the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises, and foreign governments and their political subdivisions. The Portfolio purchases securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. The Portfolio may enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis.

     The Portfolio invests primarily in investment grade fixed income securities. Investment grade securities are those that are rated at least Baa by Moody's or BBB by S&P, Duff or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Foreign securities in which the Portfolio invests are rated by IBCA, Ltd., in addition to the above listed ratings organizations. IBCA uses the same ratings system as does S&P, Duff and Fitch. If a security is rated differently by two or more rating agencies, the Sub-Adviser uses the highest rating to compute the Portfolio's credit quality and also to determine its rating category. In the case of unrated sovereign and subnational debt of foreign countries, the Sub-Adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by the Portfolio is downgraded below the minimum rating required, the Sub-Adviser will determine whether to retain that security in the Portfolio.

     Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by S&P, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. The Portfolio may invest up to 20% of its total assets in below investment grade fixed income securities rated Ba by Moody's or BB by S&P, Duff or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. (See "Investment Risks--Risk Factors Applicable to High Yielding High Risk Debt Securities.") The Sub-Adviser attempts to select for the Portfolio those medium grade and investment grade fixed income securities that have the potential for upgrade. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be Aa according to Moody's or AA according to S&P, Duff or Fitch.

    The Portfolio generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years or less.

     Under normal market conditions, the Portfolio's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

INTERNATIONAL  EQUITY  PORTFOLIO

     The investment objective of the Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. A company will be considered to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. The Portfolio may also invest in securities other than common stock if the Sub-Adviser believes these are likely to be the best suited at that time to achieve the Portfolio's objective. These include equity-related securities (such as preferred stocks and convertible securities), debt securities issued by foreign governments or foreign corporations, and U.S. or foreign short-term investments. The Portfolio may invest in the securities of smaller companies and in the securities of unseasoned issuers. The Portfolio may also invest in repurchase agreements, lend its securities, purchase illiquid securities and engage in various hedging transactions. The Portfolio intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Portfolio's total assets invested in the securities of companies located in at least five countries, not including the United States. Current income is not an investment objective of the Portfolio and any income produced will be only of secondary importance as a by-product of the investment selection process used to achieve the Portfolio's objective.

In selecting its portfolio securities, the Portfolio places primary emphasis on fundamentally undervalued stocks as determined by a range of characteristics, including relatively low price-earnings multiples, dividend yield, consistency of earnings growth and cash flow, financial strength, realizable asset value and liquidity. Securities of companies with medium to large market capitalizations usually constitute the majority of the Portfolio's investments. The Portfolio currently considers medium to large market capitalizations to be those in excess of $1 billion. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Portfolio is presently anticipated to be weighted largely toward companies located in Western Europe (for example, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Sweden, Ireland and Finland), Australia and the Far East (for example, Japan, Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines). However, the Portfolio is free to invest in companies of any size and in companies located in other foreign countries, including developing countries.

The investment approach of the Sub-Adviser is based on "bottom-up" fundamental analysis of individual companies within a framework of dynamic economic and business themes that are believed to provide the best opportunities for effective stock selection. Stock selection decisions are guided by:

--GLOBAL ECONOMIC AND BUSINESS THEMES. The Sub-Adviser identifies economic and business themes and trends that have the potential to support the long-term growth prospects of companies best positioned to take advantage of them. These themes and trends may transcend political and geographic boundaries and may be global or regional in nature. Current themes and trends include, for example, worldwide growth in telecommunications and multimedia, positive banking environment, rapid economic development in the Pacific Basin, global healthcare trends and unique consumer franchises.

--FUNDAMENTAL ANALYSIS. The Sub-Adviser seeks to identify companies that it believes are best positioned to benefit from the identified themes and trends. It conducts an extensive "bottom-up" analysis seeking individual quality companies with stocks that are fundamentally undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and their peer group. This process includes examining financial statements, evaluating management and products, assessing competitive position and strengths, as well as analyzing the economic variables affecting the company's operating environment. This in-depth, fundamental analysis is believed to be the most important step in identifying stock selections for the Portfolio.

Actual country weightings are a by-product of the bottom-up stock selection approach. Accordingly, the country in which a company is located is considered by the Sub-Adviser to be less important than the diversity of its sources of earnings and earnings growth.

Investors should also be aware that investment in foreign securities carries additional risks not present when investing in domestic securities. See "Investment Risks--Foreign Securities" below. The Portfolio is not intended as a complete or balanced investment vehicle, but rather as an investment for persons who are in a financial position to assume the risk and share price volatility associated with foreign investments. As a result, the Portfolio should be considered as a long-term investment vehicle.

LARGE CAP VALUE PORTFOLIO

     The Portfolio's investment objective is to seek long-term growth of capital and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets.

     The Portfolio intends to invest in stocks of companies which are rated "B-" or better in investment quality (growth and stability of earnings and dividends) by S&P and/or "B" or better by Value Line in financial strength. (For a description of these ratings see "Description of Stock Ratings" in the SAI.)

    A stock will be considered to be undervalued if it is currently trading at a price below which the Sub-Adviser believes it should be trading and therefore a superior potential investment based on one or more of the following comparisons:

    1.  price relative to earnings,

    2.  price relative to dividends,

    3.  price relative to assets as measured by book value.

     Valuation levels as described above for each security will be compared to a large universe of stocks as selected by the Sub-Adviser, as well as its own past history of valuation over several years. The universe will vary from time to time and may consist of as many as a thousand stocks. The holdings in the Portfolio will be monitored regularly by the Sub-Adviser to determine that they continue to be relatively favorable investments. For a discussion of risk factors involved in investing in undervalued stocks, see "Investment Risks-- Common Stocks."

     Investors' attitudes toward different kinds of companies tend to shift back and forth over time, from enthusiasm to pessimism and back to enthusiasm. The Portfolio may be considered to be "contrarian" in nature because of its primary focus on undervalued stocks, and typically its portfolio will consist of companies whose shares are relatively unpopular and out-of-favor, among investors generally, at the time of purchase. However, the Portfolio will be restricted to companies which the Sub-Adviser believes are sound businesses with good future potential and should, therefore, eventually gain greater investor favor.

     Although individual stocks in the Portfolio may be in any price range because value as determined by the Sub-Adviser is relative rather than absolute, it is expected that the average price/earnings ratio of the stocks in the Portfolio as a whole will be lower than that of the S&P 500, that the average dividend yield on the investments will be higher than that of the S&P 500, and that the average price to book value ratio will be lower than that of the S&P
500. It is also anticipated that some of the companies in the Portfolio may not be paying current dividends.

     Except for necessary reserves including but not limited to reserves held to cover redemptions and unanticipated expenses, as determined by management, all assets will be invested in marketable securities composed principally of common stocks and securities convertible into common stocks. The reserves will be held in cash or high-quality, short-term debt obligations readily changeable into cash.

     The Sub-Adviser believes, however, that there may be times when the shareholders' interests are best served by investing temporarily in preferred stocks, bonds or other defensive issues. It retains the freedom to administer the Portfolio accordingly when, in its judgment, economic and market conditions make such a course desirable. Normally, however, the Portfolio will maintain at least 90% of the Portfolio in common stocks. There are no restrictions or guidelines regarding the investment of Portfolio assets in shares listed on an exchange or traded over-the-counter.

     The Portfolio may also invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements. The use of repurchase agreements by the Portfolio involves certain risks. For a discussion of these risks, see "Investment Risks--Repurchase Agreements."

LARGE CAP GROWTH PORTFOLIO

     The investment objective of the Portfolio is long-term capital appreciation. The Portfolio attempts to achieve its objective by normally investing at least 65% of its total assets in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks) that, in the opinion of the Sub-Adviser, have long-term appreciation possibilities.

     The Portfolio is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. The Portfolio seeks to reduce risk by investing in a diversified portfolio, but this does not eliminate risk.

     In pursuing its investment objective, the Portfolio may invest in debt securities of corporate and governmental issuers. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by an NRSRO. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Sub-Adviser. Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by the Portfolio is lost or reduced below investment grade, the Portfolio is not required to dispose of the security--the Sub-Adviser will, however, consider that fact in determining whether the Portfolio should continue to hold the security.

     When the Sub-Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

     The Portfolio may also invest in convertible securities. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the SAI. The Portfolio may also invest in securities purchased on a when-issued or delayed-delivery basis.

     Consistent with its investment objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See "Common Types of Securities and Management Practices-- Strategic Transactions.")

     The Portfolio may sell short securities the Portfolio owns or has the right to acquire without further consideration, a technique called selling short "against the box."

MID CAP EQUITY PORTFOLIO

     The Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued.

     Under normal circumstances, at least 80% of the Portfolio's total assets will be invested in equity and equity-related securities.

     The Portfolio follows a disciplined investment strategy, emphasizing stocks which the Sub-Adviser believes offer above average potential for capital growth. The Sub-Adviser intends to use statistical modeling techniques that utilize stock specific factors (E.G., current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations) to identify equity securities that are attractive to purchase as candidates. Once identified, these securities will be subject to further fundamental analysis by the Sub-Adviser's professional staff before they are included in the Portfolio's holdings. Securities selected for inclusion in the Portfolio's holdings will represent various industries and sectors. The Sub-Adviser's security selection tends to have a midcap bias, as its research indicates that the potential returns associated with its approach are highest in that sector of the market.

     The Portfolio will be an actively managed diversified portfolio consisting primarily of equity and equity-related securities.

     The Sub-Adviser seeks to add value to portfolios of securities by finding companies with improving business momentum whose securities have reasonable valuations. The Sub-Adviser utilizes both quantitative and fundamental analysis to find stocks whose estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend.

     When the Sub-Adviser believes that foreign markets offer above average growth potential, the Portfolio may invest without limit in equity and equity-related securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. OTC market. The Portfolio may not invest more than 10% of its total assets in such securities which are not so listed or traded.

     The equity and equity-related securities in which the Portfolio invests include exchange-traded and over-the-counter common and preferred stocks but may also include warrants, rights, convertible securities, depositary receipts, depositary shares, trust certificates, shares of other investment companies, limited partnership interests and equity participations. These equity securities may be issued by U.S. or foreign companies.

     The Portfolio may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests.

     The Portfolio may invest in debt securities and preferred stocks which are convertible into, or exchangeable for, common stocks. These securities will be rated Aaa, Aa or A by Moody's, or AAA, AA, or A by S&P, Duff or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Up to 5% of the Portfolio's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by S&P, Duff, or Fitch. The Portfolio may enter into repurchase agreements and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Portfolio may purchase and sell put and call options, enter into futures contracts on U.S. equity indices and purchase and sell options on such futures contracts.

MONEY MARKET PORTFOLIO

     The investment objective of the Portfolio is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity.

     The Portfolio invests only in: (1) obligations of the United States Government; (2) obligations issued by agencies or instrumentalities of the United States Government; (3) instruments that are secured or collateralized by obligations of the United States Government, its agencies, or its instrumentalities; (4) short-term obligations of United States banks and savings and loan associations and companies having assets of more than $1 billion;
(5) instruments fully secured or collateralized by such bank and savings and loan obligations; (6) dollar denominated short-term obligations of foreign banks, foreign branches of foreign or U.S. banks (referred to as "Eurodollars"), and short-term obligations of U.S. branches and agencies of foreign banks (referred to as "Yankee dollars"); (7) commercial paper and short-term corporate debt securities rated in one of the two highest categories for short term debt securities by at least two NRSROs or one such NRSRO if only one has rated the security (see the SAI for a description of commercial paper ratings); (8) corporate or other notes guaranteed by letters of credit from banks in the United States (satisfying the criteria described in (4), above) or collateralized by United States Government obligations; and (9) obligations of
(i) consumer and commercial finance companies, (ii) securities brokerage companies, (iii) leasing companies and (iv) insurance companies. Certain of these obligations may be variable or floating rate instruments.

     The Portfolio will enter into repurchase agreements under which it purchases securities, subject to agreement by the seller to repurchase the securities at a higher price on a specified date, with the gain establishing the yield during the Portfolio's holding period. The Sub-Adviser, under general policies established by the Fund's Directors, reviews the creditworthiness of the other party to any repurchase agreement, and will only enter into repurchase agreements with parties whose credit is deemed satisfactory. If the seller becomes bankrupt, the Portfolio may experience delays in recovering its money, fail to recover part or all of its investment, and incur costs in disposing of the securities used as collateral for the seller's repurchase obligation.

     The Portfolio may also enter into reverse repurchase agreements when the Sub-Adviser considers them to be advantageous to the Portfolio and only for temporary liquidity purposes not to exceed 60 days, without renewal or extension. Reverse repurchase agreements permit the Portfolio to leverage its investment portfolio by selling securities while agreeing to repurchase them at an agreed time and price. The bankruptcy of the other party to a reverse repurchase agreement could cause the Portfolio to experience delays in recovering its securities. If, in the meantime, the value of the securities fluctuated, the Portfolio could experience a loss.

     The Portfolio will not invest in "firm commitments" or "when issued" securities.

     The Portfolio may only invest in U.S. dollar-denominated instruments that are determined to present minimal credit risks and that, at the time of acquisition, are rated in one of the two highest rating categories by at least two NRSROs or by the only NRSRO that has rated the instrument, or in the case of unrated instruments, have been determined to be of comparable quality to either of the above. The Portfolio's investments must also meet the maturity and diversification requirements applicable to money market funds.

     See "Investment Objectives and Policies" in the SAI for information about the quality of the securities in which the Portfolio may invest and more complete descriptions of repurchase agreements and other obligations that the Portfolio may hold.

     RISK FACTORS. The principal risks associated with investment in the Portfolio are the risk of fluctuations in the short-term interest rates, the risks associated with entering into repurchase agreements described above, and the risk of default among one or more issuers of securities which comprise the Portfolio's assets.

SMALL CAP EQUITY PORTFOLIO

     The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio invests primarily in a diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks) of entrepreneurially managed companies that the Sub-Adviser believes represent special opportunities. The Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on appraisal of their management and stock valuations. The Sub-Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

     In both its initial and ongoing appraisals of a company's management, the Sub-Adviser seeks to know both the principal owners and senior management and to assess their business judgment and strategies through personal visits. The Sub-Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors.
Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

     The Portfolio is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Although the Portfolio does not attempt to reduce or limit risk through wide industry diversification of investment, it usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries.

     In pursuing its investment objective, the Portfolio may invest in debt securities of corporate and governmental issuers. Debt securities rated within the four highest grades by an NRSRO are generally referred to as "investment grade." The Portfolio may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade.

     When the Sub-Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

     The Portfolio may also invest in convertible securities. The Portfolio may invest up to 25% of its total assets in foreign securities. The Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the SAI. The Portfolio may also invest in securities purchased on a when-issued or delayed-delivery basis.

     Consistent with its investment objective, the Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. The Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See "Common Types of Securities and Management Practices-- Strategic Transactions.")

     The Portfolio may sell short securities the Portfolio owns or has the right to acquire without further consideration, a technique called selling short "against the box."

              COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES

     This section describes some of the types of securities a Portfolio may hold and the various kinds of investment practices that may be used in day-to-day portfolio management. A Portfolio may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Portfolio's investment objective(s) and policies described herein. Each Portfolio's investment program is subject to further restrictions described in the SAI.

     COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     SMALL CAPITALIZATION STOCKS. Certain Portfolios may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as the total current market value of a company's outstanding common stock. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

     UNSEASONED ISSUERS. Certain of the Portfolios may invest in unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may also be small companies and involve the risks and price volatility associated with smaller companies. The International Equity Portfolio may invest up to 5% of its total assets in such securities.

     WARRANTS. Warrants acquired by a Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Portfolio's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

     CONVERTIBLE SECURITIES. Certain Portfolios may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by a Portfolio entitle the Portfolio to exchange such instruments for common stock of the issuer at a predetermined rate. By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities. Although convertible securities purchased by a Portfolio are frequently rated investment grade, certain Portfolios also may purchase unrated securities or securities rated below investment grade if the securities meet the Sub-Adviser's other investment criteria. Convertible securities rated below investment grade:

    --Tend to be more sensitive to interest rate and economic changes;

    --May be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities; and

    --May be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities.

     As a result, a Sub-Adviser's own investment research and analysis tends to be more important than other factors in the purchase of such securities.

The International Equity Portfolio will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the International Equity Portfolio are downgraded following purchase, or if other circumstances cause 20% or more of the International Equity Portfolio's assets to be invested in convertible securities rated below investment grade, the Directors of the Fund, in consultation with the Sub-Adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

     MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by foreign entities or the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Portfolio's ability to reinvest the returns of principal at comparable yields.

     Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Portfolio's exposure to rising interest rates and prevent a Portfolio from taking advantage of such higher yields.

     GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. See the SAI for additional descriptions of GNMA, FNMA and FHLMC certificates.

     Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage- backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Portfolios do not intend to purchase residual interests in REMICs.

     Stripped mortgage-back securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a Portfolio may fail to fully recoup its initial investment in these securities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Portfolio's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities issued by foreign or U.S. entities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

     FOREIGN SECURITIES. Certain Portfolios may invest in securities of foreign governments and companies. Investments in foreign securities involve certain risks that are different from the risks of investing in securities of U.S. issuers. (See "Investment Risks--Foreign Securities" for a discussion of these risks.) Certain Portfolios may also invest in issuers located in emerging markets. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. (See "Investment Risks--Investing in Emerging Markets".)

     The Mid Cap Equity Portfolio may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but is limited to 10% of total assets on those foreign securities which are not so listed or traded. The Mid Cap Equity Portfolio may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers of any one specific emerging market country.

     Other than American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, each of the Large Cap Growth and Small Cap Equity Portfolios is limited to investing no more than 25% of its total assets in foreign securities.

     DEPOSITARY RECEIPTS AND DEPOSITARY SHARES. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, ADRs, American Depositary Shares ("ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs").

     EURODOLLAR AND YANKEE DOLLAR INVESTMENTS. Certain Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Yankee Dollars instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. (See "Investment Risks--Foreign Securities.")

     SOVEREIGN DEBT OBLIGATIONS. Certain Portfolios may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Portfolio's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. Certain Portfolios may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

     RESTRICTED AND ILLIQUID SECURITIES. Certain Portfolios may invest in restricted and illiquid securities. Restricted securities are securities which are not readily marketable because they are subject to restrictions on their resale. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain over-the-counter options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy certain relevant liquidity requirements.

     The Board of Directors has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Directors, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

     Each of the Intermediate Fixed Income, Mid Cap Equity, Global Fixed Income, International Equity, Small Cap Equity and Large Cap Growth Portfolios may invest up to 15% of its net assets in illiquid securities. Each of the Balanced, Large Cap Value and Money Market Portfolios may invest up to 10% of its net assets in illiquid securities, while the Growth & Income Portfolio may invest up to 5% of its net assets in illiquid securities.

     CORPORATE DEBT OBLIGATIONS. Certain Portfolios may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     BELOW INVESTMENT GRADE SECURITIES. Certain Portfolios may invest their assets in securities rated below investment grade. Securities rated below Baa by Moody's or BBB by S&P are commonly known as "junk bonds" and are considered to be high risk. (See "Investment Risks--Risk Factors Applicable to High Yielding High Risk Debt Securities.")

     ZERO COUPON AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Portfolio is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Portfolio will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     FORWARD ROLL TRANSACTIONS. To seek to enhance current income, the Intermediate Fixed Income Portfolio may invest up to 10% of its net assets and the Global Fixed Income Portfolio may invest up to 5% of its total assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Portfolio which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time that a Portfolio enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

     LEVERAGE. The use of forward roll transactions involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction), to increase the net asset value of a Portfolio's shares faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Portfolio, the net asset value of the Portfolio would fall faster than would otherwise be the case.

     STRUCTURED OR HYBRID NOTES. Certain Portfolios may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Portfolio to gain exposure to the benchmark market while fixing the maximum loss that it may experience in the event that the market does not perform as expected. Depending on the terms of the note, a Portfolio may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Portfolio's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

     TAX-EXEMPT SECURITIES. The Intermediate Fixed Income Portfolio may invest up to 10% of its total assets in tax-exempt securities if the Sub-Adviser believes that tax-exempt securities will provide competitive returns.

     INVERSE FLOATING RATE SECURITIES. Certain Portfolios may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

     REPURCHASE AGREEMENTS. A repurchase agreement involves the sale of securities to a Portfolio with the concurrent agreement by the seller to repurchase the securities at the Portfolio's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by a Portfolio.

     The Portfolios will enter into such repurchase agreements only with United States banks having assets in excess of $100 million which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors. The term to maturity of a repurchase agreement normally will be no longer than a few days.

     The Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio and the Global Fixed Income Portfolio may invest up to 5%, 10% and 25%, respectively, of net assets in repurchase agreements. Each of the Small Cap Equity and Large Cap Growth Portfolios may invest up to 15% of its assets in repurchase agreements. Certain other Portfolios of the Fund may invest in repurchase agreements as described elsewhere herein and in the SAI.

     STRATEGIC TRANSACTIONS. Certain Portfolios may, but are not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income or equity market movements), to manage the effective maturity or duration of fixed income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolios may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, a Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and to the extent a Portfolio invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations, to seek to protect a Portfolio's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of a Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

     The ability of a Portfolio to utilize Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Portfolio's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent a Sub-Adviser's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell.

     The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase a Portfolio's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.
Although the use of futures and options transactions for hedging and managing effective maturity and duration should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Portfolio in writing options on futures and entering into futures transactions is potentially unlimited.

     The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

     A Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. In calculating a Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related position. See the SAI for further information regarding the use of Strategic Transactions.

     SHORT SALES. Certain Portfolios may engage in short sales and short sales against the box. In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Portfolio either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Portfolio delivers the security (or an identical security) to cover the short position. The Portfolio receives the net proceeds from the short sale. When a Portfolio enters into a short sale other than against the box, the Portfolio must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Portfolio's net assets.

     LENDING PORTFOLIO SECURITIES. Certain Portfolios may lend their portfolio securities to qualified institutional investors such as brokers, dealers or other financial organizations. This practice permits a Portfolio to earn income, which, in turn, can be invested in additional securities to pursue its investment objective. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. A Portfolio bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights, and the risk of losing all or a part of the income from the transaction.

     The International Equity Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the market value of the Portfolio's total assets. The market value of securities loaned by the Global Fixed Income Portfolio may not exceed 20% of the value of the Portfolio's total assets, with a 10% limit for any single borrower. Each Sub-Adviser, under the supervision of the Board of Directors of the Fund, monitors the creditworthiness of the parties to whom each Portfolio makes securities loans. (See "Investment Restrictions" in the SAI for a description of the limitations on lending with respect to the other Portfolios.)

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Certain Portfolios may invest in when-issued and delayed delivery securities. Although a Portfolio will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, a Portfolio may dispose of these securities prior to settlement, if the Sub-Adviser deems it appropriate to do so. The payment obligation and interest rate on these securities is fixed at the time a Portfolio enters into the commitment, but no income will accrue to the Portfolio until they are delivered and paid for. Unless a Portfolio has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Portfolio's commitment must be segregated and maintained with the Fund's custodian to secure the Portfolio's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Portfolio.

     The International Equity Portfolio may invest up to 5% of its net assets in when-issued and delayed delivery securities. The Intermediate Fixed Income Portfolio may invest up to 15% of its net assets in when-issued and delayed delivery securities. The Global Fixed Income Portfolio may invest up to 25% of its total assets in when-issued and delayed delivery securities.

     EMERGENCY BORROWING. Certain Portfolios will be permitted to borrow money up to one-third of the value of the Portfolio's total assets taken at current value but only from banks as a temporary measure for extraordinary or emergency purposes. Beyond 5% of a Portfolio's total assets (at current value), this borrowing may not be used for investment leverage to purchase securities.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. Certain Portfolios are permitted to invest in shares of other investment companies. A Portfolio may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, a Portfolio may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, a Portfolio may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDERS") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Another example is World Equity Benchmark Series ("WEBS") which are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

     The Growth & Income Portfolio may invest in shares of closed-end investment companies if bought in primary or secondary offerings with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value.

     REITS. Certain of the Portfolios may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Code.

     MONEY MARKET  INSTRUMENTS AND SHORT-TERM  SECURITIES.  Although the Mid Cap
Equity Portfolio intends to stay invested in equity and equity-related securities to the extent practical in light of its investment objective, the Portfolio may, under normal market conditions, establish and maintain cash balances and may purchase money market instruments with maturities of less than one year and short-term interest-bearing fixed income securities with maturities of one to three years ("Short-Term Obligations") to maintain liquidity to meet redemptions.

     Money market instruments in which the Mid Cap Equity Portfolio invests will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by S&P, Duff and Fitch or, if unrated, determined by the Sub-Adviser to be of comparable quality. Money market instruments and Short-Term Obligations include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, U.S. and foreign commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. At least 95% of the Mid Cap Equity Portfolio's assets that are invested in Short-Term Obligations must be invested in obligations rated at the time of purchase Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by S&P, Duff or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. Up to 5% of the Mid Cap Equity Portfolio's total assets invested in Short-Term Obligations may be invested in obligations rated Baa by Moody's or BBB by S&P, Duff or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable credit quality.

     Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by S&P, Duff or Fitch) are generally regarded as high grade obligations. Securities rated Baa by Moody's or BBB by S&P, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. (See "Investment Risks--Risk Factors Applicable to High Yielding High Risk Debt Securities.")

     U.S. GOVERNMENT SECURITIES. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as GNMA), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as FNMA and FHLMC), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

     TEMPORARY DEFENSIVE INVESTMENTS. Each Portfolio may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements. To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

     PORTFOLIO DIVERSIFICATION AND CONCENTRATION. The Global Fixed Income Portfolio is non-diversified which means that it may invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of the Portfolio's assets in the securities of a small number of foreign issuers will cause the Portfolio's net asset value to be more sensitive to events affecting those issuers. The Portfolio will not concentrate (invest 25% or more of its total assets) in the securities of issuers in any one industry. For purposes of this limitation, the staff of the Securities and Exchange Commission considers (a) all supranational organizations as a group to be a single industry and (b) each foreign government and its political subdivisions to be a single industry.

                                INVESTMENT RISKS

FOREIGN SECURITIES

     Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions may be higher and spreads may be greater on transactions in foreign securities than those for similar transactions in domestic markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

INVESTING IN EMERGING MARKETS

     Certain Portfolios may invest in securities of issuers in emerging markets, including issuers in Asia, Eastern Europe, Latin and South America, the Mediterranean, Russia and Africa. Certain Portfolios may also invest in currencies of such countries and may engage in Strategic Transactions in the markets of such countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments and the availability to the Portfolio of additional investments in such emerging markets. The small size of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Portfolio's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

CURRENCY RISKS

     The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which do not float freely against the U.S. dollar and may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which a Portfolio's securities are denominated may have a detrimental impact on the Portfolio's net asset value. A Portfolio may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and options and cross currency options on currencies or currency futures.

DEBT SECURITIES

     Investments in debt securities are subject to certain risks including interest rate risk, default risk and call and extension risk.

     INTEREST RATE RISK. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline.

     The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

     DEFAULT RISK/CREDIT RISK. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments.

     CALL RISK AND EXTENSION RISK. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Portfolio will suffer from the inability to invest in higher yield securities.

RISK FACTORS APPLICABLE TO HIGH YIELDING HIGH RISK DEBT SECURITIES

     Certain Portfolios may invest in high-yield/high-risk debt securities. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary.

     During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment
obligations,   to  meet  projected  business  goals  and  to  obtain  additional financing.

     The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yield/high-risk bonds.

     Credit quality of high-yield/high risk securities (so-called "junk bonds") can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Portfolios' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with each Sub-Adviser's own independent and ongoing review of credit quality.

COMMON STOCKS

     A Portfolio investing in common stocks is subject to market risk. Market risk is the possibility that stock prices in general will decline over short or even extended periods of time. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

     There is also the risk that a Portfolio's performance during a specific period may not meet or exceed that of the stock market as a whole.

COVERED CALL OPTIONS

     Certain Portfolios may engage in covered call options as described herein. Up to 25% of the Balanced Portfolio's total assets may be subject to covered call options. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.

     Upon the termination of a Portfolio's obligation under a covered call option other than through exercise of the option, the Portfolio will realize a short-term capital gain or loss. Any gain realized by a Portfolio from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

REPURCHASE AGREEMENTS

     The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Portfolio may not be able to perfect its interest in the underlying securities. While a Portfolio's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                                    OTHER RISKS

RISK FACTORS APPLICABLE TO YEAR 2000 ISSUE

Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser, the Sub-Advisers and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and the Sub-Advisers are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

                            INVESTMENT RESTRICTIONS

     The Portfolios are subject to certain investment restrictions relating to the investment of assets which are set forth in the SAI. Certain of these investment restrictions are deemed fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares).

                               PORTFOLIO TURNOVER

     Although the Portfolios do not purchase securities with a view to rapid turnover, each Portfolio's Sub-Adviser, in pursuit of each Portfolio's investment objective, will continuously monitor the Portfolio's investments and make changes to the Portfolio whenever changes in the markets, industry trends or the outlook for any portfolio security indicates to them that the objective could be better achieved by investment in another security, regardless of portfolio turnover. Portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of a Portfolio due to economic, market or other factors that are not within the control of the Portfolio's management.

     Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. It is expected that under normal market conditions, the annual portfolio turnover rate for each of the Portfolios will not exceed 100%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition, high rates of portfolio turnover may adversely affect each Portfolio's status as a "regulated investment company" ("RIC") under Section 851 of the Code.

                             MANAGEMENT OF THE FUND

     The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described below, certain companies provide essential management services to the Fund.

INVESTMENT ADVISER

     Investors Mark Advisors, LLC (the "Adviser"), 700 Karnes Boulevard, Kansas City, Missouri 64108, serves as the investment adviser of each Portfolio and, as such, provides each Portfolio with professional investment supervision and management pursuant to an Investment Advisory Agreement dated July 15, 1997. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of Jones & Babson, Inc. ("Jones & Babson"). Jones & Babson is a wholly-owned subsidiary of Business Men's Assurance Company of America ("BMA"). Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is the ultimate parent of BMA.

     The Adviser is newly formed and thus has no previous experience in advising a mutual fund. However, pursuant to a Services Agreement between the Adviser and Jones & Babson, personnel of Jones & Babson will provide the Adviser with experienced professional fund administration and portfolio accounting for which Jones & Babson will receive from the Adviser, as compensation for its services, an annual fee, payable monthly, equal to 0.06% of the average total net assets of the Fund. Jones & Babson, founded in 1960, serves as the investment manager of numerous other mutual funds.

     Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Fund in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Fund and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Fund's business and affairs and shall provide such services required for effective administration of the Fund as are now provided by employees or other agents engaged by the Fund. The Investment Advisory Agreement further provides that the Adviser shall furnish the Fund with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Fund and furnish, without expense to the Fund, the services of such members of its organization as may be duly elected officers or Directors of the Fund. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Fund.

     As full compensation for its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

                                                                                         ADVISORY FEE
                                                                                     (ANNUAL RATE BASED ON
                                                                                   AVERAGE DAILY NET ASSETS
PORTFOLIO                                                                             OF EACH PORTFOLIO)
- --------------------------------------------------------------------------------  ---------------------------
Intermediate Fixed Income.......................................................                .60%
Mid Cap Equity..................................................................                .80%
Money Market....................................................................                .40%
Global Fixed Income.............................................................                .75%
Small Cap Equity................................................................                .95%
Large Cap Growth................................................................                .80%
Large Cap Value.................................................................                .80%
Growth & Income.................................................................                .80%
Balanced........................................................................                .80%
International Equity............................................................                ___%

     The Adviser may enter into administrative services agreements with Participating Insurance Companies pursuant to which the Adviser will compensate such companies for administrative responsibilities relating to the Fund which are performed by such Participating Insurance Companies.

EXPENSE LIMITATION AGREEMENT

     In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"), with respect to each Portfolio, pursuant to which the Adviser has agreed to limit the expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to not more than .90% of the average daily net assets of each of the Mid Cap Equity, Large Cap Growth, Large Cap Value, Growth & Income and Balanced Portfolios; to not more than .80% of the average daily net assets of the Intermediate Fixed Income Portfolio; to not more than
 .50% of the average daily net assets of the Money Market Portfolio; to not more than 1.00% of the average daily net assets of the Global Fixed Income Portfolio; to not more than 1.05% of the average daily net assets of the Small Cap Equity Portfolio; and to not more than 1.20% of the average daily net assets of the International Equity Portfolio. This expense limitation may be modified or terminated in the discretion of the Adviser at any time without notice to shareholders after April 30, 1999. Reimbursement by the Portfolios of expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the Total Operating Expense percentages described above.

EXPENSES OF THE FUND

     The organizational expenses of the Fund will be paid by the Adviser and Jones & Babson.

SUB-ADVISERS

     In accordance with each Portfolio's investment objective and policies and under the supervision of the Adviser and the Fund's Board of Directors, each Sub-Adviser is responsible for the day-to-day investment management of the Portfolio(s) and for making investment decisions for the Portfolio(s) and placing orders on behalf of the Portfolio(s) to effect the investment decisions made as provided in separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Fund. The following organizations act as Sub-Advisers to the
Portfolios:

     STANDISH, AYER & WOOD, INC. ("Standish"), One Financial Center, Boston, Massachusetts 02111, is the Sub-Adviser for the Intermediate Fixed Income, Mid Cap Equity and Money Market Portfolios of the Fund. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940. Standish provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of December 31, 1997, Standish managed approximately $39 billion of assets.

     The Intermediate Fixed Income Portfolio manager is Caleb F. Aldrich. Mr. Aldrich also manages the Standish Fixed Income Fund. During the past five years, Mr. Aldrich has served as a Managing Director and Vice President of Standish.

     The Mid Cap Equity Portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr. Cameron also manage the Equity Portfolio of the Standish, Ayer & Wood Master Portfolio. During the past five years, Mr. Tate has served as a Managing Director of Standish (since 1995) and President of Standish International Management Company, L.P. ("SIMCO") (since 1996) and both Messrs. Tate and Cameron have served as a Director and Vice President of Standish and a Director of SIMCO (since 1995 for Mr. Cameron).

     The Money Market Portfolio manager is Jennifer A. Pline. Ms. Pline also manages the Standish Short-Term Asset Reserve Fund. During the past five years, Ms. Pline has served as a Vice President of Standish.

     Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Standish, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Intermediate Fixed Income, Mid Cap Equity and Money Market Portfolios, the following annual fees based on the average daily net assets of each Portfolio:

Intermediate Fixed Income Portfolio..................................        .20%
Mid Cap Equity Portfolio.............................................        .35%
Money Market Portfolio...............................................        .15%

     SIMCO, One Financial Center, Boston, Massachusetts 02111, is the Sub-Adviser for the Global Fixed Income Portfolio of the Fund. SIMCO is a Delaware limited partnership organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., a Senior Adviser to SIMCO and Standish, and D. Barr Clayson, Chairman and Vice President of the Board of SIMCO and Director and Vice President of Standish. Ralph S. Tate, Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish, is the Executive Vice President of SIMCO. Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad.

     The Global Fixed Income Portfolio manager is Richard S. Wood. Mr. Wood also manages the Standish International Fixed Income Fund and the Standish Global Fixed Income Portfolio. During the past five years, Mr. Wood has served as a Vice President and a Managing Director (since 1995) of Standish and Executive Vice President of SIMCO.

     Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to SIMCO, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Global Fixed Income Portfolio, the following annual fee based on the average daily net assets of the Portfolio:

Global Fixed Income Portfolio........................................        .35%

     STEIN ROE & FARNHAM INCORPORATED ("Stein Roe"), One South Wacker Drive, Chicago, Illinois 60606, is the Sub-Adviser for the Large Cap Growth and Small Cap Equity Portfolios of the Fund. Stein Roe is registered as an investment adviser under the Investment Advisers Act of 1940. Stein Roe was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. Stein Roe is a wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

     The Large Cap Growth Portfolio manager is Erik P. Gustafson. Mr. Gustafson also manages the Growth Stock Portfolio of SR&F Base Trust and had managed Stein Roe Growth Stock Fund since 1994. Mr. Gustafson is a senior vice president and senior portfolio manager with Stein Roe which he joined in 1992. From 1989 to 1992 he was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees from Florida State University (1989). Mr. Gustafson was responsible for managing $1.8 billion in mutual fund net assets at December 31, 1997. David P. Brady is associate portfolio manager. Mr. Brady is a vice president of Stein Roe, which he joined in 1993, and was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993.


     The Small Cap Equity Portfolio managers are Richard B. Peterson and John S. McLandsborough. Mr. Peterson and Mr. McLandsborough also manage the Special Venture Portfolio of SR&F Base Trust. Mr. Peterson had been a co-portfolio manager of Special Fund since 1991 and of Special Venture Fund since its inception in 1994. Mr. Peterson is a senior vice president of the Sub-Adviser. Mr. Peterson, who began his investment career at Stein Roe & Farnham in 1965 after graduating with a B.A. from Carleton College (1962) and the Woodrow Wilson School at Princeton University (1964) with a Masters in Public Administration, rejoined Stein Roe in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corp. As of December 31, 1997, Mr. Peterson was responsible for co-managing $475 million in mutual fund net assets. Prior to joining Stein Roe in April 1996, Mr. McLandsborough was an equity research analyst with CS First Boston from June 1994 until January 1996 and with National City Bank of Cleveland prior thereto. Mr. McLandsborough, a chartered financial analyst, earned a bachelor's degree in finance in 1989 from Miami University and a master's degree in 1992 from Indiana University.

     Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Stein Roe, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Large Cap Growth and Small Cap Equity Portfolios, the following annual fees based on the average daily net assets of each
Portfolio:

Large Cap Growth Portfolio...........................................        .45%
Small Cap Equity Portfolio...........................................        .55%

     DAVID L. BABSON & CO. INC. ("Babson"), One Memorial Drive, Cambridge, Massachusetts 02142-1300, is the Sub-Adviser for the Large Cap Value Portfolio of the Fund. Babson, a registered investment adviser under the Investment Advisers Act of 1940, is an indirect subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield, Massachusetts. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1851 and is considered to be a controlling person of Babson under the 1940 Act.

     The Large Cap Value Portfolio manager is Roland W. Whitridge. Mr. Whitridge also manages the Babson Value Fund and has done so since its inception in 1984. Mr. Whitridge, a Chartered Financial Analyst, joined Babson in 1974, and has over 30 years of investment management experience.

     Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Babson, as full compensation for services rendered with respect to the Large Cap Value Portfolio, the following annual fees based on the average daily net assets of the Portfolio:

Large Cap Value           .45% of first $40 million
 Portfolio
                          .40% of average daily net assets over
                           and above $40 million

     LORD, ABBETT & CO. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, is the Sub-Adviser for the Growth & Income Portfolio of the Fund. Lord Abbett, a registered investment adviser under the Investment Advisers Act of 1940, has been an investment manager for nearly 70 years. As of December 31, 1997, Lord Abbett managed approximately $25 billion in a family of mutual funds and other advisory accounts.

     The Growth & Income Portfolio manager is W. Thomas Hudson, Jr. Mr. Hudson has been employed by Lord Abbett since 1982. Mr. Hudson has been a portfolio manager since 1989 and became a Partner of Lord Abbett in 1997.

    Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Lord Abbett, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Growth & Income Portfolio, the following annual fee based on the average daily net assets of the Portfolio:

Growth & Income           .45% of first $40 million
 Portfolio                .40% of average daily net assets over
                          and above $40 million

     KORNITZER CAPITAL MANAGEMENT, INC. ("Kornitzer"), 7715 Shawnee Mission Parkway, Shawnee Mission, Kansas 66202, is the Sub-Adviser for the Balanced Portfolio of the Fund. Kornitzer, a registered investment adviser under the Investment Advisers Act of 1940, is an independent investment counseling firm founded in 1989. It serves a broad variety of individual, corporate and other institutional clients by maintaining an extensive research and analytical staff. Kornitzer is a closely held corporation and has limitations in the ownership of its stock designed to maintain control in those who are active in management. Owners of 5% or more of Kornitzer are John C. Kornitzer, Kent W. Gasaway, Willard R. Lynch, Thomas W. Laming and Susan Stack. Kornitzer manages over $1.3 billion including the Buffalo family of mutual funds.

     The Balanced Portfolio utilizes a team approach to both research and portfolio management.

     Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Kornitzer, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Balanced Portfolio, the following annual fee based on the average daily net assets of the Portfolio:

Balanced Portfolio        .40% of first $40 million
                          .35% of average daily net assets over
                           and above $40 million

     BBOI WORLDWIDE LLC ("BBOI Worldwide"), 210 University Boulevard, Denver, Colorado 80206, is the Sub-Adviser for the International Equity Portfolio of the Fund. BBOI Worldwide, a registered investment adviser under the Investment Advisers Act of 1940, is a Delaware limited liability company formed in 1996. Since BBOI Worldwide was only recently formed, it has only limited prior experience as in investment adviser. However, BBOI Worldwide is a joint venture between Berger Associates, Inc. ("Berger Associates") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which have both been in the investment advisory business for many years.

     Berger Associates and BIAM each own a 50% membership interest in BBOI Worldwide and each have an equal number of representatives on BBOI Worldwide's Board of Managers. Berger Associates' role in the joint venture is to provide administrative services and BIAM's role is to provide international and global investment management expertise. Agreement of representatives of both Berger Associates and BIAM is required for all significant management decisions for BBOI Worldwide.

Since its founding in 1966, Bank of Ireland's investment management group has become recognized among international and global investment managers, serving clients in Europe, the United States, Canada, Australia and South Africa. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland. Bank of Ireland, founded in 1783, is a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM which serves primarily institutional clients in the United States and Canada. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $21 billion as of December 31, 1996.

BBOI Worldwide has delegated day-to-day portfolio management responsibility to BIAM which manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the Directors of the Fund. BIAM serves as investment adviser or sub-adviser to pension and profit-sharing plans and other institutional investors and mutual funds. BIAM also acts as sub-adviser for and is responsible for the day-to-day management of the portfolio in which the assets of the Berger/BIAM International Fund and the Berger/BIAM International Core Fund are invested. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 20 Horseneck Lane, Greenwich, CT 06830.

All investment decisions made for the International Equity Portfolio are made by a team of BIAM investment personnel. No one individual is primarily responsible for making the day-to-day investment decisions for the Portfolio. Most of the investment professionals at BIAM have been with BIAM at least 10 years.

Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Portfolio. Federal law prohibits the Sub-Adviser, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates.

Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to BBOI Worldwide, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the International Equity Portfolio, the following annual fee based on the average daily net assets of the Portfolio:



International Equity Portfolio  ___%


SUB-ADVISORY FEE WAIVERS

     The Sub-Advisers have voluntarily agreed to waive their sub-advisory fees for a period of time to assist the Adviser in subsidizing Other Expenses.

                            PERFORMANCE ADVERTISING

     From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

     The total return of each Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

     Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Qualified Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of a Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.

     Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. In addition, the International Equity Portfolio may compare its performance to that of broad-based foreign securities market indices, such as the Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index and the Dow Jones World Index. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

     Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

PUBLIC FUND PERFORMANCE

     The Portfolios are newly organized and, therefore, have not yet established meaningful performance records. However, certain of the Portfolios have the same investment objectives and follow substantially the same investment strategies as certain public mutual funds ("public funds") whose shares are currently sold to the public and managed by the Sub-Advisers.

     Set forth below is the historical performance of each of the corresponding public funds. Investors should not consider the performance data of the public funds as an indication of the future performance of the Portfolios. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the corresponding public funds, and NOT THOSE TO BE PAID BY THE PORTFOLIOS. Purchasers should be aware that the total anticipated expenses of the Intermediate Fixed Income, Mid Cap Equity and Global Fixed Income Portfolios are materially higher than those of the corresponding public funds. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Participating Insurance Company in connection with its sale of the VA Contracts and VLI Policies nor do the figures reflect any charges or expenses which may be attributable to any Qualified Plan. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies or to the Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors for information pertaining to these fees and charges. Any such fees and charges will have a detrimental effect on the performance of the Portfolios. Additionally, although it is anticipated that each Portfolio and its corresponding public fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. In addition, there are certain diversification requirements under Section 817 of the Code which the Portfolios intend to comply with which are not applicable with respect to public funds. (See "Internal Revenue Service Requirements.") The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolios to calculate their own performance.

     The following tables show average annualized total returns for the time periods shown for the public funds.

                                                                                                          10 YEARS OR
INTERMEDIATE FIXED INCOME PORTFOLIO                                            1 YEAR*     5 YEARS*    SINCE INCEPTION*
- ---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Series of the Public Fund

Standish, Ayer & Wood
 Investment Trust--Standish Fixed Income Fund                                     9.54%        8.35%           9.74%



                                                                                                          10 YEARS OR
MID CAP EQUITY PORTFOLIO                                                       1 YEAR*     5 YEARS*    SINCE INCEPTION*
- ---------------------------------------------------------------------------  -----------  -----------  -----------------

Corresponding Series of the Public Fund

Standish, Ayer & Wood
 Investment Trust--Standish Equity Fund                                          36.27%       22.55%          22.06%


                                                                                                          10 YEARS OR
GLOBAL FIXED INCOME PORTFOLIO                                                  1 YEAR*     5 YEARS*    SINCE INCEPTION*
- ---------------------------------------------------------------------------  -----------  -----------  -----------------

Corresponding Series of the Public Fund

Standish, Ayer & Wood
 Investment Trust--Standish Global Fixed Income Fund                             11.68%        N/A             8.50%

                                                                                                          10 YEARS OR
SMALL CAP EQUITY PORTFOLIO                                                     1 YEAR*     5 YEARS*    SINCE INCEPTION*
- ---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Series of the Public Fund

Stein Roe Investment Trust--Stein Roe Special Venture Fund                        9.67%        N/A            21.77%


                                                                                                          10 YEARS OR
LARGE CAP GROWTH PORTFOLIO                                                     1 YEAR*     5 YEARS*    SINCE INCEPTION*
- ---------------------------------------------------------------------------  -----------  -----------  -----------------

Corresponding Series of the Public Fund

Stein Roe Investment Trust--Stein Roe Growth Stock Fund                          31.62%       16.40%          16.61%

                                                                                                          10 YEARS OR
LARGE CAP VALUE PORTFOLIO                                                      1 YEAR*     5 YEARS*    SINCE INCEPTION*
- ---------------------------------------------------------------------------  -----------  -----------  -----------------

Corresponding Public Fund

Babson Value Fund, Inc.                                                          26.51%       20.89%          16.93%


                                                                                                          10 YEARS OR
BALANCED PORTFOLIO                                                             1 YEAR*     5 YEARS*    SINCE INCEPTION*
- ---------------------------------------------------------------------------  -----------  -----------  -----------------

Corresponding Public Fund

Buffalo Balanced Fund, Inc.                                                      15.09%        N/A            14.91%

- ------------------------

* Results shown are through the year ended December 31, 1997 for each public fund shown. The inception dates for each public fund with less than 10 years of performance history are June 2, 1991 for the Standish Equity Fund, January 3, 1994 for the Standish Global Fixed Income Fund, October 17, 1994 for the Stein Roe Special Venture Fund and August 12, 1994 for the Buffalo Balanced Fund, Inc.

CORRESPONDING PORTFOLIO PERFORMANCE

     The Growth & Income Portfolio is newly organized and, therefore, has not yet established a meaningful performance record. However, this Portfolio has the same investment objective and follows substantially the same investment strategies as a portfolio ("Corresponding Portfolio") of a mutual fund, managed by one of the Sub-Advisers whose shares are offered only (i) to life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies and (ii) to tax-qualified pension and retirement plans.

     Set  forth  below  is  the  historical  performance  of  the  Corresponding
Portfolio.   Investors   should  not  consider  the  performance   data  of  the
Corresponding Portfolio as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Corresponding Portfolio, and NOT THOSE TO BE PAID BY THE PORTFOLIO. Purchasers should be aware that the total anticipated expenses of the Growth & Income Portfolio are materially higher than those of the Corresponding Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Participating Insurance Company in connection with its sale of the VA Contracts and VLI Policies nor do the figures reflect any charges or expenses which may be attributable to the Qualified Plans. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies or to the Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors for information pertaining to these fees and charges. These fees and charges will have a detrimental effect on the performance of the Portfolio.

     Additionally, although it is anticipated that the Portfolio and its Corresponding Portfolio will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolio to calculate its own performance.

     The following table shows average annualized total returns for the time periods shown for the Corresponding Portfolio.

                                                                                                          10 YEARS OR
GROWTH & INCOME PORTFOLIO                                                      1 YEAR*     5 YEARS*    SINCE INCEPTION*
- ---------------------------------------------------------------------------  -----------  -----------  -----------------
Corresponding Portfolio

Lord Abbett Series Fund, Inc.--Growth & Income Portfolio                         24.34%       17.87%          16.56%

- ------------------------

* Results shown are through the period ended December 31, 1997 for the Corresponding Portfolio. The inception date for the Corresponding Portfolio was December 11, 1989.

                           PURCHASES AND REDEMPTIONS

     Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies or through Qualified Plans, including participant-directed Qualified Plans which elect to make the Portfolios available as investment options for Qualified Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors for instructions on purchasing a VA Contract or VLI Policy and on how to select the Portfolios as investment options for a VA Contract, VLI Policy or Qualified Plan.

     PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

     Qualified Plan participants may invest in shares of the Portfolios through their Qualified Plans by directing the Qualified Plan trustee to purchase shares for their account. Participants should contact their Qualified Plan sponsors for information concerning the appropriate procedure for investing in the Portfolios. All investments in the Portfolios by Qualified Plans are credited to the Qualified Plans immediately upon acceptance of the investments by the Portfolios. All orders received from Qualified Plans are executed at the net asset value next computed after receipt of such orders by the Portfolios.

     The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners, VLI Policy owners and Qualified Plan participants would be permitted to continue to authorize investments in the Portfolios.

     REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company or Qualified Plan prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Fund or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company or Qualified Plan. Redemption proceeds will normally be wired to the Participating Insurance Company or Qualified Plan on the Business Day following receipt of the redemption order by the Participating Insurance Company or Qualified Plan, but in no event later than seven days after receipt of such order.

                                NET ASSET VALUE

     Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations, including all securities held in the Money Market Portfolio, are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors. See "Determination of Net Asset Value" in the SAI.

                    TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

TAXES

     For a discussion of the tax status of a VA Contract, VLI Policy or Qualified Plan refer to the Participating Insurance Company separate account prospectus or Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors.

     Each Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies and Qualified Plans which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts, VLI Policies and Qualified Plans, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and Qualified Plans and will be exempt from current taxation of the VA Contract owner, VLI Policy owner or Qualified Plan participant if left to accumulate within the VA Contract, VLI Policy or Qualified Plan.

INTERNAL REVENUE SERVICE REQUIREMENTS

     The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of VA Contracts and VLI Policies. See the SAI for more specific information.

DIVIDENDS AND DISTRIBUTIONS

     Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies and Qualified Plan sponsors will be informed at least annually about the amount and character of distributions from the Fund for federal income tax purposes.

                              GENERAL INFORMATION

THE FUND

     The Fund, an open-end management investment company, was incorporated in Maryland in 1997. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional series.

     Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Portfolio under federal securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges and taxes.

THE TRANSFER AGENT

     Jones & Babson, Kansas City, Missouri serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund under a transfer agent agreement with the Fund.

     From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in Qualified Plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request.

THE DISTRIBUTOR

     Jones & Babson serves as principal underwriter of the Fund. Jones & Babson receives no compensation for serving in such capacity.

VOTING RIGHTS

     Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all shares held in the separate account in proportion to the voting instructions received. Qualified Plans may or may not pass through voting rights to Qualified Plan participants, depending on the terms of the Qualified Plan's governing documents. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus or the Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors.

     CONFLICTS OF INTEREST. Each Portfolio offers its shares to (i) VA Contracts and VLI Policies offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Qualified Plans including Participant-directed plans which elect to make the Portfolios available as investment options for Qualified Plan participants. Due to differences of tax treatment and other considerations, the interests of VA Contract owners, VLI Policy owners and Qualified Plan participants participating in the Portfolios may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Qualified Plans to withdraw its investments in the Portfolios. As a result, the Portfolios may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolios to any VA Contract, VLI Policy or Qualified Plan or may suspend or terminate the offering of shares of the Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolios.

CODE OF ETHICS

     To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Fund, the Adviser and the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute.

REPORTING

     The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

COUNSEL AND INDEPENDENT AUDITORS

     Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut, serves as counsel to the Fund. Ernst & Young, LLP, Kansas City, Missouri, serves as the independent auditors of the Fund.

CUSTODIANS

     UMB Bank, N.A., Kansas City, Missouri, serves as the custodian for the Small Cap Equity, Large Cap Growth, Large Cap Value, Growth & Income, Balanced and International Equity Portfolios of the Fund. Investors Fiduciary Trust
Company ("IFTC"), Kansas City, Missouri, serves as the custodian for the Intermediate Fixed Income, Mid Cap Equity, Money Market and Global Fixed Income Portfolios of the Fund. UMB Bank, N.A. and IFTC may be referred to collectively in this Prospectus and in the SAI as the "Custodian". The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

     IFTC also provides fund accounting services to the Portfolios for which it serves as Custodian.


                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                        INVESTORS MARK SERIES FUND, INC.
                              700 KARNES BOULEVARD

                           KANSAS CITY, MISSOURI 64108


THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR INVESTORS MARK SERIES FUND, INC., DATED MAY 1, 1998 (the "PROSPECTUS"). A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (888) 262-8131, OR WRITING BMA SERVICE CENTER, 9735 LANDMARK PARKWAY DRIVE, ST. LOUIS, MO 63127-1690.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge. The SEC maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund.

                   THIS STATEMENT OF ADDITIONAL INFORMATION IS

                                DATED MAY 1, 1998

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT RESTRICTIONS

DIRECTORS AND OFFICERS OF THE FUND

COMPENSATION TABLE

THE ADVISER

SUB-ADVISERS

THE DISTRIBUTOR

PERFORMANCE INFORMATION

PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF NET ASSET VALUE

TAXES

PORTFOLIO TRANSACTIONS

PORTFOLIO TURNOVER

DESCRIPTION OF SHARES

PRINCIPAL SHAREHOLDERS

FINANCIAL STATEMENTS

APPENDIX


                         GENERAL INFORMATION AND HISTORY

Investors Mark Series Fund, Inc. ("Fund") is an open-end management investment company incorporated in Maryland on June 27, 1997. This SAI relates to all Portfolios of the Fund. No investment in shares of a Portfolio should be made without first reading the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

This SAI contains additional information concerning certain investment policies, practices and restrictions of the Fund and is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

Shares of the Portfolios of the Fund are not available directly to individual investors but may be offered only to Participating Insurance Companies and Qualified Plans. Certain Portfolios of the Fund may not be available in connection with a particular VA Contract, VLI Policy or Qualified Plan or may not be available in a particular state. Investors should consult the separate account prospectus of the specific insurance product or the Qualified Plan documents for information on the availability of the various Portfolios of the Fund.

Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this SAI are not fundamental, and the Directors may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

RIGHTS AND WARRANTS

Certain Portfolios may invest in rights and warrants. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

CONVERTIBLE SECURITIES

By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Sub-Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Portfolio are frequently rated investment grade, certain Portfolios may purchase unrated securities or securities rated below investment grade if the securities meet the Sub-Adviser's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Sub-Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

MORTGAGE-RELATED OBLIGATIONS

Some of the characteristics of mortgage-related obligations and the issuers or guarantors of such securities are described below.

LIFE OF MORTGAGE-RELATED OBLIGATIONS. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to Government National Mortgage Association ("GNMA") Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

GNMA CERTIFICATES. GNMA was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly-owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA-insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rated paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

FHLMC PARTICIPATION CERTIFICATES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market of conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").

Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. A Sub-Adviser would purchase a Z bond for a Portfolio if it expected interest rates to decline.

FNMA SECURITIES. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

PRIVATELY-ISSUED MORTGAGE LOAN POOLS. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors.

Before rating an issue, a rating agency such as S&P or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, terms and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

MATURITY AND DURATION. The effective maturity of an individual portfolio security in which a Portfolio invests is defined as the period remaining until the earliest date when the Portfolio can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Portfolio of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference  to their  coupon  reset  dates.  Thus,  the  effective  maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a Portfolio than was anticipated at the time the securities were purchased. A Portfolio's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Portfolio.

FOREIGN SECURITIES

Foreign securities may be purchased and sold on foreign stock exchanges or in over-the-counter markets (but persons affiliated with a Portfolio will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to a Portfolio's shareholders.

Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the Portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See "Currency Transactions," below.)

Certain Portfolios may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts" and ("Depository Shares"). ADRs and ADSs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and EDSs and GDRs and GDSs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and EDSs and GDRs and GDSs are not necessarily quoted in the same currency as the underlying security. To the extent that a Portfolio acquires Depository Receipts or Shares through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts or Shares to issue and service such Depository Receipts or Shares (unsponsored Depository Receipts or Shares), there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, certain benefits which may be associated with the security underlying the Depository Receipt or Share may not inure to the benefit of the holder of such Depository Receipt or Share. Further, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts or Shares does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts or Shares is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt or Share and the underlying securities are quoted. However, by investing in Depository Receipts or Shares, such as ADRs or ADSs, that are quoted in U.S. dollars, a Portfolio will avoid currency risks during the settlement period for purchases and sales.

As described in the Prospectus, each of the Small Cap Equity and Large Cap Growth Portfolios may invest up to 25% of its total assets in foreign securities. For purposes of this limitation, foreign securities do not include ADRs or securities guaranteed by a United States person. Each of the Small Cap Equity and Large Cap Growth Portfolios will not invest more than 5% of its net assets in unsponsored ADRs.

EURODOLLAR CONTRACTS

Certain Portfolios may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RESTRICTED, ILLIQUID AND RULE 144A SECURITIES

Each of the Portfolios is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. (The percentage limitations on such investments are contained in the Prospectus.) Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Portfolio might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause a Portfolio to exceed its percentage limitation which may be invested in such securities, the Directors of the Fund, in consultation with the Adviser and the particular Portfolio's Sub-Adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.


Certain Portfolios may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as a Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Portfolio's restriction of investing no more than a certain percentage of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a Portfolio does not invest more than it is permitted to in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

STRUCTURED OR HYBRID NOTES

Certain Portfolios of the Fund may invest in structured or hybrid notes. It is expected that not more than 5% of a Portfolio's net assets will be at risk as a result of such investments. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a Portfolio's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of each Portfolio's limitations on investments in illiquid securities.

MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS

Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

UNITED STATES GOVERNMENT SECURITIES. U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.


BANK OBLIGATIONS. Each of the Portfolios may acquire obligations of banks, which include certificates of deposit, time deposits, and bankers' acceptances.

Certificates of deposits are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time deposits are funds in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

A bankers' acceptance is a time draft drawn on a bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. A bank customer, which is also liable for the draft, typically uses the funds represented by the draft to finance the import, export, or storage of goods.

COMMERCIAL PAPER. Commercial paper involves an unsecured obligation that is usually sold on a discount basis and has a maturity at the time of issuance of one year or less. With respect to the Money Market Portfolio, such paper, on the date of investment by the Portfolio, must be rated in the highest category for short-term debt securities by at least two NRSROs (or by one NRSRO, if only one NRSRO has rated the security.) The Money Market Portfolio may invest in unrated commercial paper if the Board of Directors of the Fund determines, in accordance with the procedures of Rule 2a-7 under the 1940 Act, that the unrated security is of comparable quality to rated securities.

Investments in commercial paper by the Intermediate Fixed Income and Global Fixed Income Portfolios will be rated "P-1" by Moody's or "A-1" by S&P, or Duff-1 by Duff, which are the highest ratings assigned by these NRSROs (even if rated lower by one or more of the other NRSROs), or which, if not rated or rated lower by one or more of the NRSROs and not rated by the other NRSRO or NRSROs, are judged by the Sub-Adviser to be of equivalent quality to the securities so rated. With respect to the Global Fixed Income Portfolio, in determining whether securities are of equivalent quality, the Sub-Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a Portfolio acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by each Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased.

WHEN ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

Certain Portfolios may purchase securities on a when-issued or delayed-delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Although a Portfolio will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, a Portfolio may sell the securities before the settlement date if deemed advisable by the Sub-Adviser.

Unless a Portfolio has entered into an offsetting agreement to sell the securities purchased on a "when-issued" basis, cash or liquid obligations with a market value equal to the amount of the Portfolio's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Portfolio's commitment.

Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.

The Global Fixed Income Portfolio may invest up to 25% of its net assets and the Intermediate Fixed Income Portfolio may invest up to 15% of its net assets in securities purchased on a "when-issued" or "delayed delivery" basis. The International Equity Portfolio does not currently intend to purchase or sell securities on a when-issued or delayed delivery basis if, as a result, more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. The Large Cap Growth and Small Cap Equity
Portfolios do not currently intend to have commitments to purchase when-issued securities in excess of 5% of their net assets.

Certain Portfolios may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

LENDING OF SECURITIES

Subject  to  the  applicable  Investment   Restrictions  contained  herein  (see
"Investment Restrictions"), certain Portfolios may lend their securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, a Portfolio will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d)) the Portfolio receive reasonable interest on the loan, which interest may include the Portfolio's investing cash collateral in interest bearing short-term investments, and (e) the Portfolio receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

A Portfolio bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Directors.

STRATEGIC TRANSACTIONS

Certain Portfolios may, but are not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolios may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing its investment objective, a Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Strategic Transactions" and are also referred to in the Prospectus and elsewhere herein as "Derivatives"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities market, interest rate or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although a Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. (Transactions such as writing covered call options are considered to involve hedging for purposes of this limitation.) In calculating each Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if a Sub-Adviser believes that a Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Portfolio's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

RISK OF STRATEGIC TRANSACTIONS

The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent a Sub-Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase a Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have not markets. As a result, in certain markets, a Portfolio may not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of each Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. Certain Portfolios may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Certain Portfolios are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amounts, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each Portfolio's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Directors. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other NRSRO or which issue debt that is determined to be of equivalent credit quality by the Sub-Adviser.

If a Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.

A Portfolio may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., the Portfolio must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, a Portfolio may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position. Even though a Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

Certain Portfolios may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, certain Portfolios may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities in its portfolio.

GENERAL CHARACTERISTICS OF FUTURES

Certain Portfolios may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Portfolio, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

Each Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purpose of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

CURRENCY TRANSACTIONS

Portfolios may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Sub-Adviser.

A Portfolio's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Certain Portfolios may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold a French government bond and the Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell french francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Sub-Adviser to declines in the value of the German mark relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, certain Portfolios may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Sub-Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), and a portfolio contains securities denominated in schillings and the Sub-Adviser believes that the value of schillings will decline against the U.S. dollar, the Sub-Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

RISK OF CURRENCY TRANSACTIONS

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency of funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out options on such positions is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

Certain  Portfolios  may enter into multiple  transactions,  including  multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions") instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Sub-Adviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

Among the Strategic Transactions into which certain Portfolios may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, a Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. A Portfolio will not sell interest rate caps, floors or collars where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floor and collars are considered illiquid for purposes of each Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Directors of the Fund will delegate to the Sub-Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Directors of the Fund will, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and it is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

USE OF SEGREGATED ACCOUNTS

A Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Portfolio will cover Strategic Transactions as required by interpretive positions of the staff of the SEC. A Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the Fund's custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Portfolio's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

Each Portfolio has adopted certain investment restrictions which are fundamental and may not be changed without approval by a majority vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. If any percentage restriction described below is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction.

BALANCED PORTFOLIO

The Balanced Portfolio may not:

1. Purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

2. Engage in the purchase or sale of real estate, commodities or futures contracts;

3. Underwrite the securities of other issuers;

4. Make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

5. Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

6. Invest in companies for the purpose of exercising control of management;

7. Purchase securities on margin, or sell securities short, except that the Portfolio may write covered call options;

8. Purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

9. Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

10. Except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

11. Purchase or retain securities of any company in which any Fund officers or directors, or Portfolio manager, its partner, officer or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company;

12. Borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Portfolio shall have asset coverage of at least 3 to 1;

13.  Make itself or its assets liable for the indebtedness of others;

14. Invest in securities which are assessable or involve unlimited liability;

or

15. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of such purchase to be invested in any one industry.

GLOBAL FIXED INCOME PORTFOLIO

The Global Fixed Income Portfolio may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the Portfolio may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

4. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Lend portfolio securities, except that the Portfolio may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the Portfolio may enter into repurchase agreements and except that the Portfolio may enter into repurchase agreements with respect to 25% of the value of its net assets.

GROWTH & INCOME PORTFOLIO

The Growth & Income Portfolio may not:

1. Sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities;

2. Buy or sell put or call options,  although it may buy, hold or sell rights or
warrants,   write   covered  call  options  and  enter  into  closing   purchase
transactions as discussed below;

3. Borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets, may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous);

4. Invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described in the Prospectus and SAI;

5. Act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described in the Prospectus and SAI;

6. Lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of the Portfolio's assets);

7. Pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options;

8. Buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

9. Invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation;

10. Buy securities if the purchase would then cause the Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities;

11. Buy voting securities if the purchase would then cause the Portfolio to own more than 10% of the outstanding voting stock of any one issuer;

12. Own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Adviser or Sub-Adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities;

13. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes; or

14. Buy securities from or sell them to the Fund's officers, directors, or employees, or to the Adviser or Sub-Adviser or to their partners, directors and employees.

INTERMEDIATE FIXED INCOME PORTFOLIO

The Intermediate Fixed Income Portfolio may not:

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33-1/3% of the Portfolio's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the Portfolio may enter into repurchase agreements with respect to 5% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Portfolio may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Portfolio may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio may not:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

     2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

     3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Portfolio's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Portfolio's total assets taken at market value. When borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not purchase portfolio securities.

     4. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

     5. Make loans, except that the Portfolio may enter into repurchase agreements and may lend portfolio securities in accordance with the Portfolio's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

     In applying the industry concentration investment restriction (no. 2 above), the Portfolio uses the industry groups designated by the Financial Times World Index Service.

LARGE CAP VALUE PORTFOLIO

The Large Cap Value Portfolio may not:

1. Purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

2. Engage in the purchase or sale of real estate or commodities;

3. Underwrite the securities of other issuers;

4. Make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

5. Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

6. Invest in companies for the purpose of exercising control of management;

7. Purchase securities on margin, or sell securities short;

8. Purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

9. Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

10. Except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

11. Borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Portfolio shall have asset coverage of at least 3 to 1;

12. Make itself or its assets liable for the indebtedness of others; or

13. Invest in securities which are assessable or involve unlimited liability.

SMALL CAP EQUITY AND LARGE CAP GROWTH PORTFOLIOS

Each of the Small Cap Equity and Large Cap Growth Portfolios may not:

1. With respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities;

2. Acquire more than 10% taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

3. Act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

5. Make loans, although it may (a) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly-distributed or privately-placed debt securities;

6. Borrow except that it may (a) borrow for non-leveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks and other persons to the extent permitted by law;

7. Invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

8. Issue any senior security except to the extent permitted under the 1940 Act.

MID CAP EQUITY PORTFOLIO

The Mid Cap Equity Portfolio may not:


1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts
and  options  on  such  futures   contracts   and  foreign   currency   exchange
transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio may enter into repurchase agreements and except that the Portfolio may enter into repurchase agreements with respect to 10% of the value of its net assets.

MONEY MARKET PORTFOLIO

The Money Market Portfolio may not:

1. Invest more than 10% of the value of the total assets of the Portfolio in securities that are not readily marketable, such as repurchase agreements having a maturity of more than seven days and securities which are secured by interests in real estate. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies, or instrumentalities;

In determining the liquidity of Rule 144A Securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities, the Sub-Adviser, under guidelines established by the Board of Directors of the Fund, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security, and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, as amended, the Sub-Adviser, under guidelines established by the Board of Directors of the Fund, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the commercial paper.

2. Invest more than 5% of the value of the total assets of the Portfolio in equity securities that are not readily marketable;

3. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts;

4. Invest in commodities or commodity contracts, except to the extent provided in Item 14 below;

5. Purchase securities of other investment companies if, as a result, the Portfolio would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Portfolio's assets would be invested in any one investment company, or more than 10% of the Portfolio's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities;

6.  Make  loans,  except  by  the  purchase  of  debt  obligations   customarily
distributed privately to institutional investors, and except that the Portfolio may buy repurchase agreements;

7. As to 75% of the value of the total assets of the Portfolio, invest more than 5% of the value of such assets in securities of any one issuer, except that this restriction shall not apply to securities issued or guaranteed by the United States government, its agencies, or instrumentalities;

8. As to 75% of the value of the total assets of the Portfolio, invest in more than 10% of the outstanding voting securities of any one issuer;

9. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, as amended;

10. Borrow money, except that the Portfolio may enter into reverse repurchase agreements with banks and except that, as a temporary measure for extraordinary or emergency purposes (such as to permit the Portfolio to honor redemption requests without being required to dispose of investments in an inopportune or untimely manner) and not for investment purposes, any Portfolio may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, based on value, of at least 300%;

11. Issue securities senior to its common stock except to the extent set out in paragraph 10 above;

12. Sell securities short, or maintain a short position;

13. Buy securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

14. Invest in or write puts, call, straddles, or spreads; nor

15. Invest in companies for the purpose of exercising control of management.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing, and the policies set forth in the Prospectus, certain Portfolios have adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders. If any percentage restriction described below is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction.

GLOBAL FIXED INCOME PORTFOLIO

The Global Fixed Income Portfolio may not:

1. Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

2. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

3.  Invest more than 25% of its net assets in repurchase agreements.

4. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets.

Purchases of securities of other investment companies permitted under the restrictions above could cause the Portfolio to pay additional management and sub-advisory fees and distribution fees.

INTERMEDIATE FIXED INCOME PORTFOLIO

The Intermediate Fixed Income Portfolio may not:

1. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

2. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

3. Invest more than 15% of its net assets in illiquid securities.

4. Invest more than 5% of its net assets in repurchase agreements.

5. Purchase additional securities if the Portfolio's bank borrowings exceed 5% of its net assets.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio may not:

     1. With respect to 100% of the Portfolio's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

     2. Purchase securities of any company which, including its predecessors and parents, has a record of less than three years' continuous operation, if such purchase would cause the Portfolio's investments in all such companies taken at cost to exceed 5% of the value of the Portfolio's total assets.

     3. Purchase securities on margin from a broker or dealer, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Portfolio from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

     4. Purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

     5.  Invest  in  companies  for  the  purposes  of  exercising   control  of
management.

     6. Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio, taken at market value at the time of purchase, would be invested in such securities.

     7. Enter into any futures, forwards or options, except that only for the purpose of hedging, the Portfolio may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Portfolio's assets.

     8. Purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

     9. Purchase or sell any interest in an oil, gas or mineral development or exploration program, including investments in oil, gas or other mineral leases, rights or royalty contracts (except that the Portfolio may invest in the securities of issuers engaged in the foregoing activities).

     10. Invest more than 5% of its net assets in warrants. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges.

Warrants acquired by the Portfolio in units or attached to securities are not subject to these limits.

SMALL CAP EQUITY AND LARGE CAP GROWTH PORTFOLIOS

Each of the Small Cap Equity and Large Cap Growth Portfolios may not:

1. Invest in any of the  following:  (i)  interests in oil, gas or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

2. Invest in companies for the purpose of exercising control or management;

3. Purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

4. Purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, or directors of the Fund or of its Adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

5. Mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

6. Invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

7. Write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

8. Invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

9. Buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

10. Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

11. Purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless
(i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

12. Invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

13. Invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

14.  Invest more than 15% of its total assets (taken at market value at the time
of  a  particular   investment)  in  restricted  securities  and  securities  of unseasoned issuers; or

15. Invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

MID CAP EQUITY PORTFOLIO

The Mid Cap Equity Portfolio may not:

1. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

2. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

3.  Invest more than 15% of its net assets in securities which are illiquid.

4. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets.

                       DIRECTORS AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The age of each Director and officer is indicated in the parenthesis.

*LARRY D. ARMEL, President, Principal Executive Officer and Director (56); BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108. President of the Adviser; President, Chief Executive Officer and Director, Jones & Babson, Inc.; President and Director, David L. Babson Growth Fund, Inc., D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Scout Stock Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money Market Fund, Inc., Scout Regional Fund, Inc., Scout WorldWide Fund, Inc., Scout Balanced Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc.; Buffalo Small Cap Fund, Inc., Scout Capital Preservation Fund, Inc., Scout Kansas Tax-Exempt Bond Fund, Inc.; President and Trustee,
D. L. Babson Bond Trust; Director, AFBA Five Star Fund, Inc.
-----------------

*NORSE N. BLAZZARD, DIRECTOR (60); 4401 W. Tradewinds Avenue, Suite 207, Lauderdale By the Sea, Florida 33308; Principal, Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut (counsel to the Fund); Partner, Paradigm Partners International LLC (insurance and financial consulting firm which provides consulting services to Business Men's Assurance Company of America).
-----------------

FRANCIS C. ROOD, DIRECTOR (64); Retired, 73-395 Agave Lane, Palm Desert, California 92260-6653. Formerly, Group Vice President-Administration, Hallmark Cards Inc.; Director, David L. Babson Growth Fund, Inc., D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc.; Trustee of D. L. Babson Bond Trust.
-----------------

WILLIAM H. RUSSELL, Director (74); Financial Consultant, 645 West 67th Street, Kansas City, Missouri 64113; Director, David L. Babson Growth Fund, Inc., D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc.,
Buffalo  USA  Global   Fund,  Inc., Buffalo Small Cap Fund, Inc.; Trustee of
D. L. Babson  Bond  Trust.
-----------------

H. DAVID RYBOLT, Director (55); Consultant, HDR Associates, P.O. Box 2468, Shawnee Mission, Kansas 66202; Director, David L. Babson Growth Fund, Inc., D.
L. Babson Money Market Fund, Inc. D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc.; Trustee of D. L. Babson Bond Trust.
------------------

*ROBERT N. SAWYER, Director and Chairman (52); BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108; Senior Vice President and Chief Investment Officer of Business Men's Assurance Company of America; Director of Jones & Babson, Inc.
------------------

JAMES SEWARD, Director (45); President and Chief Executive officer, SLH Corporation; Executive Vice-President, Seafield Capital Corporation; Director, SLH Corporation, Lab One, Response Oncology, Concordia Career Colleges and Seafield Capital Corporation.
------------------

P. BRADLEY ADAMS,  Principal Financial Officer and Principal  Accounting Officer
(37); BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri, 64108; Treasurer of the Adviser; Vice President, Chief Financial Officer and Treasurer, Jones & Babson, Inc.; Vice President and Treasurer, David L. Babson Growth Fund, Inc.,
D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., D. L. Babson Bond Trust, Scout Stock Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money Market Fund, Inc., Scout Regional Fund, Inc., Scout WorldWide Fund, Inc., Scout Balanced Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Scout Capital Preservation Fund, Inc., Scout Kansas Tax-Exempt Bond Fund, Inc.; Vice President and Chief Financial Officer, AFBA Five Star Fund, Inc.
------------------

MARTIN A. CRAMER, Secretary (48); Secretary of the Adviser; Vice President and Secretary, Jones & Babson, Inc., David L. Babson Growth Fund, Inc., D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., D. L. Babson Bond Trust, Scout Stock Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money Market Fund, Inc., Scout Regional Fund, Inc., Scout WorldWide Fund, Inc., Scout Balanced Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Scout Capital Preservation Fund, Inc., Scout Kansas Tax-Exempt Bond Fund, Inc.; Secretary and Assistant Vice President, AFBA Five Star Fund, Inc.
------------------

EDWARD S. RITTER, Vice President (43); BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108; Vice President of the Adviser; Director of Jones & Babson, Inc.; Senior Vice President-Corporate Development, Business Men's Assurance Company of America.
------------------

Each of these Directors may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

Each Director of the Fund who is not an "interested person" of the Fund receives an annual fee of $3,000 and an additional fee of $125 for each Directors' meeting attended and is reimbursed for expenses incurred in connection with attending Directors' meetings. Each Director receives a separate fee of $125 for attendance of any Committee meeting held on a day on which no Board meeting is held.



Messrs. Rood, Russell, Rybolt and Seward have no financial interest in, nor are they affiliated with the Fund, the Adviser or Jones & Babson, Inc.

The Audit Committee of the Board of Directors is composed of Messrs. Rood, Russell, Rybolt and Seward. The Pricing Committee is composed of Messrs. Armel and Sawyer. The Fund will not hold annual meetings except as required by the Investment Company Act of 1940 and other applicable laws. The Fund is a Maryland corporation. Under Maryland law, a special meeting of stockholders of the Fund must be held if the Fund receives a written request for a meeting from the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting. The Fund has undertaken that its Directors will call a meeting of stockholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

As each Portfolio's initial shareholder, Jones & Babson, Inc. holds all of the outstanding shares, both beneficially and of record, of each Portfolio as of the date of this SAI.

                               COMPENSATION TABLE

Each Director of the Fund who is not an "interested person" of the Fund is expected to receive the following compensation during the Fund's first full fiscal year (January 1, 1998 - December 31, 1998):

                                        Pension or
                                        Retirement                                       Total
                        Aggregate       Benefits                       Estimated         Compensation
                        Compensation    Accrued as Part                Annual            from Registrant
Name of Person,         from            of Fund                        Benefits Upon     and Fund Complex
Position                Registrant*     Expenses                       Retirement        Paid to Directors


Larry D. Armel**                N/A             N/A                       N/A               N/A
Director


Norse N. Blazzard               N/A            N/A                       N/A               N/A
Director**

Francis C. Rood              $3,500            N/A                       N/A             $3,500
Director

William H. Russell           $3,500            N/A                       N/A             $3,500
Director

H. David Rybolt              $3,500            N/A                       N/A             $3,500
Director

Robert N. Sawyer                N/A            N/A                       N/A             $3,500
Director**

James Seward                 $3,500            N/A                       N/A             $3,500
Director


* Each Portfolio is expected to pay its proportionate share of the total compensation, based on its total net assets, relative to the total net assets of the Fund.


** Each of these Directors may be deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Fund.

                                   THE ADVISER

The Fund and Investors Mark Advisors, LLC (the "Adviser") have entered into an Investment Advisory Agreement dated July 15, 1997 (the "Investment Advisory Agreement"), pursuant to which the Adviser is obligated, among other things, to formulate a continuing program for the investment of the assets of each Portfolio of the Fund. The fees to be paid under the Investment Advisory
Agreement are set forth in the Prospectus. The Adviser has agreed to assume certain operating expenses of the Portfolios as described in the Prospectus.

The Investment Advisory Agreement further provides that the Adviser shall furnish the Fund with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Fund and furnish, without expense to the Fund, the services of such members of its organization as may be duly elected officers or Directors of the Fund.

Under the Investment Advisory Agreement, the Fund is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing or accounting expenses, Directors' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issue or redemption of shares, expenses of registering or qualifying shares for sale, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

The  Investment   Advisory  Agreement  provides  that  the  Adviser  may  retain sub-advisers, at Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Fund.

The Investment Advisory Agreement provides that neither the Adviser nor any director, officer or employee of Adviser will be liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties.

The Investment Advisory Agreement may be terminated without penalty by vote of the Directors, as to any Portfolio by the shareholders of that Portfolio, or by Adviser on 60 days written notice. The Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year, after its initial two-year term, only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Directors or the shareholders of the Portfolio, and, in either case, by a majority of the Directors who are not "interested persons" of the Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

                                  SUB-ADVISERS

Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more Portfolios of the Fund pursuant to separate written agreements (the "Sub-Advisory Agreements"). Certain of the services provided by, and the fees paid to, the Sub-Advisers are described in the Prospectus under "Management of the Fund - Sub-Advisers."

Subject to the supervision of the Adviser and the Board of Directors of the Fund, each of the Sub-Advisers invests and reinvests the Portfolios' assets consistent with each Portfolio's respective investment objectives and policies pursuant to the terms of the Sub-Advisory Agreements. Each Sub-Advisory Agreement continues in effect for each Portfolio from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Directors of the Fund and by the shareholders of each Portfolio or the Board of Directors. Each Sub-Advisory Agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment or upon the termination of the Investment Advisory Agreement. Additional Portfolios may be subject to a different agreement.

                                 THE DISTRIBUTOR

Jones & Babson, Inc. (the "Distributor") and the Fund are parties to a distribution agreement (the "Distribution Agreement") pursuant to which the Distributor serves as principal underwriter for the Fund. The Distributor will receive no compensation for serving in such capacity.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

                             PERFORMANCE INFORMATION

From time to time, a Portfolio may advertise yield and/or total return. Such performance data for a Portfolio should be distinguished from the rate of return of a corresponding division of a Participating Insurance Company's separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. VA Contract owners and VLI Policy owners should consult their contract and policy prospectuses, respectively, for further information. Such performance data also will not reflect any charges or expenses in connection with Qualified Plans. Accordingly, Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors should be carefully reviewed for information concerning relevant charges and expenses. The Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.

COMPUTATION OF YIELD

MONEY MARKET PORTFOLIO. The Portfolio's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

OTHER PORTFOLIOS. From time to time, a Portfolio may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

From time to time, a Portfolio may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P (1 + to)n = ERV, where P = a hypothetical initial payment of $1,000; to = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

                        PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Portfolio are offered on a continuous basis.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Sub-Adviser(s), the Transfer Agent and/or the Custodian are not open for business.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined daily as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national
holidays:   New  Year's  Day, Martin Luther King Day, President's  Day,  Good
Friday, Memorial  Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the date the value of the foreign security is determined. Portfolio securities that are listed on foreign exchanges may trade on days on which the New York Stock Exchange is closed. As a result, the net asset values of Portfolios holding foreign securities may be significantly affected on days on which shareholders have no access to the Portfolios.

The valuation of the Money Market Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share for the Money Market Portfolio, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments.
Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Fund, the Fund believes any difference will normally be minimal.

The net asset value of the shares of each of the Portfolios other than the Money Market Portfolio is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities may be valued by the Fund's Pricing Committee. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Directors.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated in the Fund's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                                      TAXES

The following is only a summary of certain income tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By maintaining its qualifications as a RIC, each Portfolio intends to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

If a Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

SECTION 817 DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the VA Contracts and VLI Policies (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a VA Contract or VLI Policy owner with respect to the increase in the value of the VA Contract or VLI Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the VA Contracts and VLI Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury  Regulations  amplify the  diversification  standards  set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

                             PORTFOLIO TRANSACTIONS


Transactions on U.S. stock exchanges, commodities markets, futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. There may be customary mark-ups on such principal transactions. Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Fund and buy and sell securities for the Fund through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Fund the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Fund's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Sub-Advisers may also consider sales of Fund shares or VA Contracts and VLI
Policies as a factor in the selection of dealers to execute portfolio transactions for the Fund.

A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where in, the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to the rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or the Sub-Adviser and if there is in effect a written contract between the Sub-Adviser and the Fund expressly permitting the affiliated broker-dealer or Sub-Adviser to receive and retain such compensation.

SEC rules further require that commissions paid to such an affiliated broker-dealer or Sub-Adviser by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Directors has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with the Sub-Advisers or to Sub-Advisers that are broker-dealers and will review these procedures periodically.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934 (the "1934 Act")) from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Sub-Advisers may receive brokerage and research services and other similar services from many broker-dealers with which they place the Fund's portfolio transactions and from third parties with which such broker-dealers have arrangements. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fees paid by the Fund are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As permitted by Section 28(e) of the 1934 Act, a Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" as defined in the 1934 Act to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Directors may adopt from time to time.

INVESTMENT DECISIONS. Investment decisions for the Fund and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Sub-Adviser in the interest of achieving the most favorable net results for the Fund.

                               PORTFOLIO TURNOVER

The portfolio turnover rate of a Portfolio is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Portfolio would not calculate portfolio turnover. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

                              DESCRIPTION OF SHARES

The Fund is authorized to issue 500,000,000 shares of each Portfolio and to create additional portfolios of the Fund. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto.

                             PRINCIPAL SHAREHOLDERS

As of December 31, 1997, the following shareholders owned the indicated percentages of the outstanding shares of the Portfolios in the Investors Mark Series Fund. Assicurazioni Generali S.p.A. is the ultimate parent company of Transocean Holdings Corporation, Business Men's Assurance Company of America and Jones & Babson, Inc. and, therefore, may be deemed a controlling person of the Fund for purposes of the 1940 Act.

                                           Growth &    Large Cap   Small Cap   Large Cap   Intermediate    Mid Cap    Global
Names and Addresses            Balanced    Income        Value      Equity      Growth     Fixed Income    Equity     Fixed Income
-------------------            --------    -------     ---------   ---------   ---------   -------------   --------   ------------

BMA Variable Annuity
Account A
Business Men's Assurance
Co. of America
P.O. Box 419458
Kansas City, MO 64141             .04%        .17%         .14%        .25%        .17%          .05%          .26%          .02%

Transocean Holdings Corp.
One Liberty Plaza
New York, NY 10006                                                   99.20%      99.28%

Generali U.S. Branch
One Liberty Plaza,
37th Floor
New York, NY 10006              99.52%      99.28%                                             99.40%

Business Men's Assurance Co.
of America
P.O. Box 412879
Kansas City, MO 64141                                    99.41%                                              99.19%        99.76%

Jones & Babson, Inc.
700 Karnes Blvd
Kansas City, MO 64108             .44%        .55%         .44%        .55%        .55%          .55%          .55%          .22%

                                 Money
Names and Addresses              Market
-------------------              ------

BMA Variable Annuity
Account A
Business Men's Assurance
Co. of America
P.O. Box 419458
Kansas City, MO 64141               .10%

Transocean Holdings Corp.
One Liberty Plaza
New York, NY 10006

Generali U.S. Branch
One Liberty Plaza,
37th Floor
New York, NY 10006                98.80%

Business Men's Assurance Co.
of America
P.O. Box 412879
Kansas City, MO 64141

Jones & Babson, Inc.
700 Karnes Blvd
Kansas City, MO 64108              1.10%


                              FINANCIAL STATEMENTS

The Fund's Financial Statements and notes thereto for the period from November 13,1997 (commencement) through December 31, 1997, and the report of Ernst & Young LLP, independent auditors, with respect thereto, appear in the Fund's Annual Report for the period ended December 31, 1997 which is incorporated by reference into this SAI. The Fund delivers a copy of the Annual Report to investors along with the SAI. In addition, the Fund will furnish, without charge, additional copies of such Annual Report to investors which may be obtained by calling (888) 262-8131.

                                    APPENDIX

                          DESCRIPTION OF STOCK RATINGS

Standard & Poor's Earnings and Dividend Rankings for Common Stocks (S&P) Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are:

A+                     Highest
A                      High
A-                     Above Average
B+                     Average
B                      Below Average
B-                     Lower
C                      Lowest
D                      In Reorganization

Value Line Ratings of Financial Strength - The financial strength of each of the companies reviewed by Value Line is rated relative to all the others. The ratings are:

A++               The very highest relative financial strength
A+                Excellent financial position relative to other companies.
A                 High grade relative financial strength.
B++               Superior financial health on a relative basis.
B+                Very good relative financial structure.
B                 Good overall relative financial structure.
C++               Satisfactory finances relative to other companies.
C+                Below-average relative financial position.
C                 Poorest financial strength relative to other major companies.


The ratings are based upon computer analysis of a number of key variables that determine: (a) financial leverage, (b) business risk and (c) company size plus the judgment of their analysts and senior editors regarding factors that cannot be quantified across-the-board for all stocks. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio" accounting methods, variability of return, quality of fixed charge coverage, stock price stability and company size.

                          DESCRIPTION OF NRSRO RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P CORPORATE RATINGS

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB-B-CCC-CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

DESCRIPTION OF DUFF & PHELPS CORPORATE RATINGS

     AAA - Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

     AA - risk is modest but may vary slightly from time to time because of economic conditions.

     A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB - Investment grade. Considerable variability in risk during economic cycles.

     BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

     SUBSTANTIAL RISK - Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with favorable company developments.

DESCRIPTION OF FITCH CORPORATE RATINGS

     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB - Bonds considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.

     B - Bonds considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety.

     CCC - Bonds which may have certain identifiable characteristics which, if not remedied, may lead to the default of either principal or interest payments.

     CC - Bonds which are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C - Bonds which are in imminent default in payment of interest or principal.

DESCRIPTION OF THOMSON BANKWATCH, INC. CORPORATE RATINGS

     AAA - Bonds that are rated AAA indicate that the ability to repay principal and interest on a timely basis is extremely high.

     AA - Bonds that are rated AA indicate a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

     TBW may apply plus ("+") and minus ("-") modifiers in the AAA and AA categories to indicate where within the respective category the issue is placed.


DESCRIPTION OF IBCA LIMITED AND IBCA INC. CORPORATE RATINGS

     AAA - Obligations which are rated AAA are considered to be of the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

     AA - Obligations which are rated AA are considered to be of a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. An A-3 designation indicates an adequate capacity for timely payment. Issues with this designation, however, are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B issues are regarded as having only speculative capacity for timely payment. C issues have a doubtful capacity for payment. D issues are in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF DUFF'S COMMERCIAL PAPER RATINGS

     The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.


DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

     The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial paper rating assigned by Fitch. Issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. The rating F-1 (Very Strong Credit Quality) reflects an assurance of timely payment only slightly less in degree than the strongest issues. An F-2 rating (Good Credit Quality) indicates a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1. Issues rated F-3 (Fair Credit Quality) have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

DESCRIPTION OF IBCA LIMITED AND IBCA INC. COMMERCIAL PAPER RATINGS

     A1 - Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     A2 - Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

DESCRIPTION OF THOMSON BANKWATCH, INC. COMMERCIAL PAPER RATINGS

     TBW-1 - Issues rated TBW-1 indicate a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 - Issues rated TBW-2 indicate that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.



                            PART C: OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:

     The Financial Statements filed as part of this Registration Statement are as follows:

     Statements of Assets and Liabilities as of December 31, 1997.*

     Statements of Operations, Period Ended December 31, 1997.*

     Statements of Changes in Net Assets, For the Period Ended December
     31, 1997.*

     Notes to Financial Statements - December 31, 1997.*

     Financial Highlights.**

     Report
        Report of Independent Auditors - Ernst & Young LLP.

 *Included in the Fund's Annual Report, dated December 31, 1997, filed as
  Exhibit 12 hereto.

**Included in Part A of this Registration Statement and in the Fund's Annual
  Report, dated December 31, 1997, filed as Exhibit 12 hereto.

(b)  Exhibits:

     1         Articles of Incorporation**

     2         By-Laws***

     3         Not Applicable

     4         Not Applicable

     5(a)      Form of Investment Advisory Agreement between the
               Registrant and Investors Mark Advisors, LLC***

     5(b)(i) Form of Sub-Advisory Agreement between the Registrant, the Adviser and Stein Roe & Farnham, Inc. with respect to the Small Cap Equity and Large Cap Growth Portfolios***

5(b)(ii) Form of Sub-Advisory Agreement between the Registrant, the Adviser and Standish, Ayer & Wood, Inc. with respect to the Money Market Portfolio***

5(b)(iii)      Form of Sub-Advisory Agreement between the Registrant, the
               Adviser and Standish, Ayer & Wood, Inc. with respect to the
               Intermediate Fixed Income Portfolio***

5(b)(iv) Form of Sub-Advisory Agreement between the Registrant, the Adviser and Standish, Ayer & Wood, Inc. with respect to the Mid Cap Equity Portfolio***

5(b)(v) Form of Sub-Advisory Agreement between the Registrant, the Adviser and Standish International Management Company, L.P. with respect to the Global Fixed Income Portfolio***

5(b)(vi) Form of Sub-Advisory Agreement between the Registrant, the Adviser and Lord, Abbett & Co. with respect to the Growth & Income Portfolio***

5(b)(vii)      Form of Sub-Advisory Agreement between the Registrant, the
               Adviser and Kornitzer Capital Management, Inc. with respect to the Balanced Portfolio***

5(b)(viii)     Form of Sub-Advisory Agreement between the Registrant, the
               Adviser and David L. Babson & Co., Inc. with respect to the
               Large Cap Value Portfolio***

     6 Form of Distribution Agreement between the Registrant and Jones & Babson, Inc.***

     7         Not Applicable

     8(a)      Form of Custodian Agreement between the Registrant and
               UMB Bank, N.A.***

     8(b) Form of Custodian Agreement between the Registrant and Investors Fiduciary Trust Company***

     9(a) Form of Transfer Agency Agreement between the Registrant and Jones & Babson, Inc.***

     9(b)      Form of Expense Limitation Agreement between the
               Registrant and Investors Mark Advisors, LLC***

     9(c)      Form of Fund Participation Agreement***

     9(d)      Form of Services Agreement between Investors Mark
               Advisors, LLC and Jones & Babson, Inc.***

     10        Consent and Opinion of Counsel

     11        Consent of Independent Auditors

     12 Financial Statements, incorporated herein by reference to the Fund's Annual Report dated December 31, 1997, as filed electronically with the Securities and Exchange Commission on February 27, 1998.

     13(a) Form of Stock Subscription Agreement between the Registrant and Jones & Babson, Inc.***

     13(b) Agreement Governing Contribution of Working Capital to the Fund by Business Men's Assurance Company of America***

     13(c) Agreement Governing Contribution of Working Capital to the Fund by Transocean Holding Corporation***

     13(d) Agreement Governing Contribution of Working Capital to the Fund by Generali, U.S. Branch***

     14        Not Applicable

     15        Not Applicable

     16        Not Applicable

     17        Not Applicable

     18        Not Applicable

     24        Not Applicable

     27        Not Applicable

** Incorporated by reference to Registrant's Registration Statement on Form N-1A (File Nos.333-32723 and 811-08321) as filed electronically on August 1, 1997.

*** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to
    Form N-1A (File Nos. 333-32723 and 811-08321) as filed electronically on October 17, 1997.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Assicurazioni Generali S.p.A., the ultimate parent company of Transocean Holdings Corporation, Business Men's Assurance Company of America, Generali U.S. Branch and Jones & Babson, Inc., the sole shareholders of Registrant, is deemed to be a controlling person of Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

Transocean Holdings Corporation, Business Men's Assurance Company of America (through its general account and through BMA Variable Annuity Account A), Generali U.S. Branch and Jones & Babson, Inc., together, own all shares of Registrant.

ITEM 27.  INDEMNIFICATION

     The Articles of Incorporation of the Registrant include the following:

                                   ARTICLE VII

7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the 1940 Act. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

     The By-Laws of the Registrant include the following:

                                   ARTICLE VI

                                 Indemnification

     "The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise by subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-
ADVISERS:

     Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of Investors Mark Advisors, LLC is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Name and Position with                                                               Connection
Adviser                                  Name of Other Company                       with Other
                                                                                     Company

Larry D. Armel                           Jones & Babson, Inc.                  President, Chief
President                                                                      Executive Officer
                                                                               and Director

Edward S. Ritter                         Jones & Babson, Inc.                  Director
Vice President                           Business Men's Assurance              Senior Vice
                                         Company of America                    President - Corporate
                                                                               Development

Martin A. Cramer                         Jones & Babson, Inc.                  Vice President and
Secretary                                                                      Secretary


P. Bradley Adams                         Jones & Babson, Inc.                  Vice President,
Treasurer                                                                      Chief Financial
                                                                               Officer and
                                                                               Treasurer

The principal business address of the Adviser is BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108.

With respect to information regarding the Sub-Advisers, reference is hereby made to "Management of the Fund" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Sub-Advisers, reference is made to the current Form ADVs of the Sub-Advisers filed under the Investment Advisers Act of 1940, incorporated herein by reference, the file numbers of which are as follows:

Standish, Ayer & Wood, Inc.
File No. 801-584

Standish International Management Company, L.P.
File No. 801-639338

Stein Roe & Farnham, Incorporated
File No. 801-27653

David L. Babson & Co., Inc.
File No. 801-241

Lord, Abbett & Co.
File No. 801-6997

Kornitzer Capital Management, Inc.
File No. 801-34933

BBOI Worldwide LLC
File No. 801-52264

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, Jones & Babson, Inc., acts as distributor for:

David L. Babson Growth Fund, Inc., D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc.,
D. L. Babson Bond Trust, Scout Stock Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money Market Fund, Inc., Scout Regional Fund, Inc., Scout WorldWide Fund, Inc., Scout Balanced Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Scout Capital Preservation Fund, Inc., Scout Kansas Tax-Exempt Bond Fund, Inc. and AFBA Five Star Fund, Inc.

     (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B.


                                     Positions and
Name and Principal                                                                  Offices with
Business Address                    Position and Office with Underwriter            Registrant


Larry D. Armel                      President, Director and Chief        President, Principal
                                    Executive Officer                    Executive Officer and
                                                                         Director

P. Bradley Adams                    Vice President, Chief Financial      Principal Financial
                                    Officer and Treasurer                Officer and Principal
                                                                         Accounting Officer

Michael A. Brummel                  Vice President, Assistant Secretary         ----
                                    and Assistant Treasurer

Martin A. Cramer                    Vice President and Secretary         Secretary

John G. Dyer                        Assistant Secretary and Legal Counsel       ----

Constance B. Martin                 Assistant Vice President                    ----

Roy M. Moura                        Vice President                              ----

Stephen S. Soden                    Chairman of the Board and Director          ----

Giorgio Balzer                      Director                                    ----

Robert T. Rakich                    Director                                    ----

Edward S. Ritter                    Director                             Vice President

Robert N. Sawyer                    Director                             Chairman and Director

Vernon W. Voorhees                  Director                                    ----

     c. None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include the Registrant's Secretary; the Registrant's investment adviser, Investors Mark Advisors, LLC; the Registrant's custodians, UMB Bank, N.A. and Investors Fiduciary Trust Company ("IFTC"), and the Sub-Advisers. The address of the Secretary and Investors Mark Advisors, LLC is 700 Karnes Boulevard, Kansas City, Missouri 64108. The address of UMB Bank is 928 Grand Avenue, Kansas City, Missouri 64141. The address of IFTC is 127 West 10th Street, Kansas City, Missouri 64105. The addresses of the Sub-Advisers are contained in the Prospectus under the heading "Management of the Fund - Sub-Advisers."

ITEM 31.  MANAGEMENT SERVICES:

Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS

     Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Directors of their desire to communicate with Shareholders of the Fund, the Directors will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

     Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.

     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to Shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Kansas City, and State of Missouri, on the 17th day of April, 1998.

                                   INVESTORS MARK SERIES FUND, INC.
                                   ---------------------------------------
                                          Registrant

                                   By: /s/LARRY D. ARMEL
                                       -----------------------------------
                                       Larry D. Armel
                                       Director, President and Principal
                                       Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE AND TITLE                                              DATE


/s/LARRY D. ARMEL                                                4/17/98
--------------------               Director, President and
Larry D. Armel                     Principal Executive Officer   --------


P. BRADLEY ADAMS*
--------------------               Principal Financial Officer   4/17/98
P. Bradley Adams                   and Principal Accounting      --------
                                   Officer

NORSE N. BLAZZARD*
--------------------               Director                      4/17/98
Norse N. Blazzard                                                --------


FRANCIS C. ROOD*
--------------------               Director                      4/22/98
Francis C. Rood                                                  --------



WILLIAM H. RUSSELL*
--------------------               Director                      4/17/98
William H. Russell                                               --------


H. DAVID RYBOLT*
--------------------               Director                      4/17/98
H. David Rybolt                                                  --------


ROBERT N. SAWYER*
--------------------               Director                      4/17/98
Robert N. Sawyer                                                 --------


JAMES SEWARD*
--------------------               Director                      4/17/98
James Seward                                                     --------




                                    *By: /s/LARRY D. ARMEL
                                         -----------------------------------
                                         Larry D. Armel, Attorney-in-Fact





                          LIMITED POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Francis C. Rood, a Director of Investors Mark Series Fund, Inc., (the "Fund"), a Maryland corporation, do hereby appoint Larry D. Armel and Robert N. Sawyer, each individually, as my attorney and agent, for me, and in my name as a Director of the Fund, on behalf of the Fund or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand  this 22nd day of April, 1998.


WITNESS:



/s/MARTIN A. CRAMER                                 /s/FRANCIS C. ROOD
__________________                                  ___________________
                                                    Francis C. Rood



                                  EXHIBIT LIST

Exhibit
Number         Description

10             Consent and Opinion of Counsel
11             Consent of Independent Auditors